Semi-Annual Report
June 30, 2009
www.transamericafunds.com
Customer Service 1-800-89-ASK-US (1-800-892-7587)
P.O. Box 219427 • Kansas City, MO 64121-9427
Distributor: Transamerica Capital, Inc.

Dear Fellow Shareholder,
On behalf of Transamerica Premier Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial advisor in the future. We value the trust you have placed in us.
This semi-annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.
We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report. During the past six months, markets have oscillated from weakness in conjunction with investors’ continuing concerns over the health of the economy to strength in conjunction with investor optimism of recovery and bargain hunting. The equity markets touched new lows in March, and then subsequently rallied sharply. The period ended in June with markets stuck in a trading range as investors began to question the timing and strength of an economic recovery as data was mixed and unemployment remained at multi-decade highs. As investors have become skeptical regarding an economic recovery, the U.S. dollar’s negative momentum has slowed from earlier in 2009, and the dollar ended the period in a trading range versus the Euro, British pound, and the yen. Oil prices have come off of their highs of the year in concert with moderating dollar weakness. The Federal Reserve continues to keep the federal funds rate in a range of 0%-0.25%. Investors have become somewhat skeptical of the impact of the government stimulus package, as the unemployment rate continues to climb and reached 9.5% in June. Bargain hunting, particularly in prior months, has led to year-to-date gains for particular equity and fixed-income sectors, including emerging market stocks, technology stocks, and high yield bonds. For the six months ending June 30, 2009, the Dow Jones Industrial Average returned -2.01%, the Standard & Poor’s 500 Index returned 3.16%, and the Barclay’s Capital Aggregate U.S. Bond Index returned 1.90%. Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.
In addition to your active involvement in the investment process, we firmly believe that a financial advisor is a key resource to help you build a complete picture of your current and future financial needs. Financial advisors are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial advisor, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.
Please contact your financial advisor if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.
Sincerely,

John K. Carter President & Chief Executive Officer	Christopher A. Staples Vice President & Chief Investment Officer
Transamerica Premier Funds	Transamerica Premier Funds

Understanding Your Funds’ Expenses
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses.
The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The examples are based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account would increase the estimate of expenses you paid during the period and decrease your ending account value.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expenses you would have paid during the period and decrease the hypothetical ending account value.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio

Transamerica Premier Balanced Fund Investor Class	$1,000.00	$1,082.90	$5.68	$1,019.34	$5.51	1.10%
Transamerica Premier Cash Reserve Fund Investor Class	1,000.00	1,002.20	1.49	1,023.31	1.51	0.30
Transamerica Premier Diversified Equity Fund Investor Class	1,000.00	1,104.90	6.00	1,019.09	5.76	1.15
Transamerica Premier Equity Fund Investor Class	1,000.00	1,077.70	5.92	1,019.09	5.76	1.15
Transamerica Premier Focus Fund Investor Class	1,000.00	1,170.90	7.54	1,017.85	7.00	1.40
Transamerica Premier Growth Opportunities Fund Investor Class	1,000.00	1,132.90	7.40	1,017.85	7.00	1.40
Transamerica Premier High Yield Bond Fund Investor Class	1,000.00	1,251.00	5.02	1,020.33	4.51	0.90
Institutional Class	1,000.00	1,253.30	3.58	1,021.62	3.21	0.64
Transamerica Premier Institutional Bond Fund Institutional Class	1,000.00	1,078.60	2.32	1,022.56	2.26	0.45
Transamerica Premier Institutional Diversified Equity Fund Institutional Class	1,000.00	1,059.00	3.83	1,021.08	3.76	0.75
Transamerica Premier Institutional Equity Fund Institutional Class	1,000.00	1,083.20	3.87	1,021.08	3.76	0.75
Transamerica Premier Institutional Small Cap Value Fund Institutional Class	1,000.00	1,187.20	4.61	1,020.58	4.26	0.85

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

Transamerica Premier Funds		Semi-Annual Report 2009

Schedules of Investments Composition
At June 30, 2009
(the following charts summarize the Schedule of Investments of each Fund by asset type)
(unaudited)

Transamerica Premier Balanced Fund
Common Stocks	60.5%
Corporate Debt Securities	21.9
U.S. Government Agency Obligations	10.7
Repurchase Agreement	2.8
Mortgage-Backed Securities	2.4
U.S. Government Obligations	1.9
Preferred Corporate Debt Security	0.4
Other Assets and Liabilities — Net	(0.6)

Total	100.0%

Transamerica Premier Cash Reserve Fund
Commercial Paper	78.8%
Corporate Debt Securities	10.4
Certificates of Deposit	8.9
Repurchase Agreement	2.1
Other Assets and Liabilities — Net	(0.2)

Total	100.0%

Transamerica Premier Diversified Equity Fund
Common Stocks	94.7%
Repurchase Agreement	5.3
Other Assets and Liabilities — Net	0.0 *

Total	100.0%

Transamerica Premier Equity Fund
Common Stocks	93.9%
Repurchase Agreement	6.1
Other Assets and Liabilities — Net	0.0 *

Total	100.0%

Transamerica Premier Focus Fund
Common Stocks	84.8%
Repurchase Agreement	19.4
Other Assets and Liabilities — Net	(4.2)

Total	100.0%

Transamerica Premier Growth Opportunities Fund
Common Stocks	95.8%
Repurchase Agreement	3.1
Other Assets and Liabilities — Net	1.1

Total	100.0%

Transamerica Premier High Yield Bond Fund
Corporate Debt Securities	93.5%
Convertible Bonds	2.7
Repurchase Agreement	1.2
Convertible Preferred Stock	0.2
Other Assets and Liabilities — Net	2.4

Total	100.0%

Transamerica Premier Institutional Bond Fund
Corporate Debt Securities	56.1%
U.S. Government Agency Obligations	30.4
Mortgage-Backed Securities	6.5
U.S. Government Obligations	4.1
Repurchase Agreement	2.6
Preferred Corporate Debt Security	1.0
Municipal Government Obligation	0.7
Other Assets and Liabilities — Net	(1.4)

Total	100.0%

Transamerica Premier Institutional Diversified Equity Fund
Common Stocks	97.5%
Repurchase Agreement	3.3
Other Assets and Liabilities — Net	(0.8)

Total	100.0%

Transamerica Premier Institutional Equity Fund
Common Stocks	97.3%
Repurchase Agreement	2.5
Other Assets and Liabilities — Net	0.2

Total	100.0%

Transamerica Premier Institutional Small Cap Value Fund
Common Stock	94.9%
Repurchase Agreement	4.6
Other Assets and Liabilities — Net	0.5

Total	100.0%

*	Amount rounds to less than 0.05% or (0.05%).

Transamerica Premier Funds		Semi-Annual Report 2009

Transamerica Premier Balanced Fund

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

COMMON STOCKS - 60.5%
Aerospace & Defense - 1.0%
Boeing Co.	65,000	$2,763
Air Freight & Logistics - 1.7%
CH Robinson Worldwide, Inc.	82,000	4,276
Expeditors International of Washington, Inc.	20,000	667
Auto Components - 3.3%
BorgWarner, Inc.	140,000	4,782
Johnson Controls, Inc.	220,000	4,778
Biotechnology - 2.1%
Gilead Sciences, Inc. ‡	130,000	6,089
Capital Markets - 4.3%
Charles Schwab Corp.	400,000	7,016
T. Rowe Price Group, Inc.	118,829	4,952
Chemicals - 2.7%
Sigma-Aldrich Corp.	150,000	7,434
Communications Equipment - 2.5%
Qualcomm, Inc.	155,000	7,006
Computers & Peripherals - 3.0%
Apple, Inc. ‡	60,000	8,546
Construction & Engineering - 1.0%
Jacobs Engineering Group, Inc. ‡	64,000	2,694
Diversified Financial Services - 1.7%
JPMorgan Chase & Co.	145,000	4,946
Diversified Telecommunication Services - 2.4%
Verizon Communications, Inc.	220,000	6,761
Electronic Equipment & Instruments - 1.4%
Tyco Electronics, Ltd.	219,000	4,071
Food & Staples Retailing - 1.3%
Wal-Mart Stores, Inc.	75,000	3,633
Health Care Equipment & Supplies - 3.1%
Becton Dickinson & Co.	75,000	5,348
Covidien PLC	50,000	1,872
Varian Medical Systems, Inc. ‡	40,000	1,406
Industrial Conglomerates - 1.0%
General Electric Co.	230,000	2,696
Internet & Catalog Retail - 3.1%
Amazon.com, Inc. ‡	105,000	8,784
Internet Software & Services - 2.8%
Google, Inc. -Class A ‡	19,000	8,010
IT Services - 1.9%
Automatic Data Processing, Inc.	152,000	5,387
Machinery - 5.9%
Caterpillar, Inc.	85,000	2,808
Kennametal, Inc.	350,000	6,713
PACCAR, Inc.	230,000	7,477
Paper & Forest Products - 1.9%
Weyerhaeuser Co.	180,000	5,477
Real Estate Investment Trusts - 0.4%
Plum Creek Timber Co., Inc.	40,000	1,191
Road & Rail - 1.6%
Burlington Northern Santa Fe Corp.	60,000	4,412
Semiconductors & Semiconductor Equipment - 2.2%
Intel Corp.	380,000	6,289
Software - 6.5%
Adobe Systems, Inc. ‡	255,000	7,217
Intuit, Inc. ‡	135,000	3,802
Oracle Corp.	340,000	7,282
Trading Companies & Distributors - 1.7%
WW Grainger, Inc.	60,000	4,913

Total Common Stocks (cost $179,109)		171,498

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS - 1.9%
U.S. Treasury Bond
3.50% 02/15/2039	$2,120	1,833
U.S. Treasury Inflation Indexed Bond
1.75% 01/15/2028	641	605
2.50% 01/15/2029	1,341	1,425
U.S. Treasury Note
1.13% 06/30/2011	1,500	1,500

Total U.S. Government Obligations (cost $5,161)		5,363

U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.7%
Fannie Mae
4.50% 07/25/2021	1,528	1,564
5.00% 04/25/2034	3,210	3,348
5.50% 04/01/2037 - 11/01/2038	5,177	5,352
5.78% 12/01/2036 *	1,895	1,995
Freddie Mac
5.00% 02/01/2024 - 01/01/2039	11,275	11,559
6.00% 12/01/2037	3,986	4,201
Ginnie Mae
4.50% 02/20/2037 *	2,275	2,320

Total U.S. Government Agency Obligations (cost $29,803)		30,339

MORTGAGE-BACKED SECURITIES - 2.4%
American Tower Trust
Series 2007-1A, Class AFX
5.42% 04/15/2037 144A	1,315	1,197
Crown Castle Towers LLC
Series 2006-1A, Class AFX
5.24% 11/15/2036 144A	1,778	1,707
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
6.59% 12/26/2037 144A	598	527
Series 2009-R7, Class 10A3
6.00% 12/26/2036 144A	538	510
Series 2009-R7, Class 12A1
5.50% 08/26/2036 144A	610	537
Series 2009-R9, Class 1A1
5.84% 12/31/2049 144A	620	553
Small Business Administration CMBS Trust
Series 2006-1A, Class A
5.31% 11/15/2036 144A	1,770	1,655

Total Mortgage-Backed Securities (cost $6,837)		6,686

CORPORATE DEBT SECURITIES - 21.9%
Airlines - 0.5%
Continental Airlines, Inc.
7.49%, 10/02/2010	638	606
9.00%, 07/08/2016	360	360
Delta Air Lines, Inc.
7.57%, 11/18/2010	585	559
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds		Semi-Annual Report 2009

Transamerica Premier Balanced Fund

SCHEDULE OF INVESTMENTS (continued)
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Principal	Value

Auto Components - 0.5%
Johnson Controls, Inc.
5.25%, 01/15/2011	$1,344	$1,359
Beverages - 0.6%
Anheuser-Busch InBev Worldwide, Inc.
8.20%, 01/15/2039 144A	833	928
Bacardi, Ltd.
7.45%, 04/01/2014 144A	690	736
Capital Markets - 1.2%
Charles Schwab Corp.
4.95%, 06/01/2014	1,035	1,053
Goldman Sachs Group, Inc.
1.06%, 03/22/2016 *	1,230	1,042
Morgan Stanley
6.00%, 05/13/2014	1,230	1,245
Chemicals - 1.2%
Chevron Phillips Chemical Co. LLC
8.25%, 06/15/2019 144A	510	532
Cytec Industries, Inc.
8.95%, 07/01/2017	510	509
Dow Chemical Co.
8.55%, 05/15/2019	1,160	1,162
Nalco Co.
8.25%, 05/15/2017 144A	525	528
Yara International ASA
7.88%, 06/11/2019 144A	560	584
Commercial Banks - 1.4%
Barclays Bank PLC
7.70%, 04/25/2018 144A Ž	1,090	906
BB&T Corp.
6.85%, 04/30/2019	985	1,024
PNC Bank NA
6.00%, 12/07/2017	425	393
Wachovia Corp.
1.38%, 10/28/2015 *	1,445	1,137
ZFS Finance USA Trust II
6.45%, 06/15/2016 144A ■	690	524
Commercial Services & Supplies - 0.4%
Allied Waste North America, Inc.
6.50%, 11/15/2010	1,000	1,018
Construction Materials - 0.5%
Lafarge SA
6.15%, 07/15/2011	1,335	1,349
Consumer Finance - 0.6%
American Express Credit Corp.
1.71%, 05/27/2010 *	700	691
Discover Financial Services
1.17%, 06/11/2010 *	1,173	1,105
Containers & Packaging - 0.3%
Rexam PLC
6.75%, 06/01/2013 144A	980	949
Diversified Financial Services - 2.0%
Bank of America Corp.
0.91%, 06/15/2016 *	2,215	1,646
Bear Stearns Cos., Inc.
7.25%, 02/01/2018	1,111	1,171
Citigroup, Inc.
0.94%, 05/18/2011 *	1,100	1,040
Glencore Funding LLC
6.00%, 04/15/2014 144A	706	583
Harley-Davidson Funding Corp.
5.25%, 12/15/2012 144A	1,130	1,059
Pemex Finance, Ltd.
9.03%, 02/15/2011	378	404
Electronic Equipment & Instruments - 0.4%
Tyco Electronics Group SA
6.00%, 10/01/2012	1,125	1,105
Energy Equipment & Services - 0.9%
DCP Midstream LLC
9.75%, 03/15/2019 144A	628	700
NGPL Pipeco LLC
6.51%, 12/15/2012 144A	980	1,027
Weatherford International, Ltd.
7.00%, 03/15/2038	830	799
Food & Staples Retailing - 0.4%
Ingles Market, Inc.
8.88%, 05/15/2017 144A	550	542
Stater Brothers Holdings, Inc.
8.13%, 06/15/2012	650	640
Food Products - 0.4%
M-Foods Holdings, Inc.
9.75%, 10/01/2013 144A	688	662
Michael Foods, Inc.
8.00%, 11/15/2013	500	488
Gas Utilities - 0.3%
EQT Corp.
8.13%, 06/01/2019	770	824
Health Care Equipment & Supplies - 0.4%
Beckman Coulter, Inc.
7.00%, 06/01/2019	909	961
Hotels, Restaurants & Leisure - 0.4%
Host Hotels & Resorts, LP
7.00%, 08/15/2012	555	536
Royal Caribbean Cruises, Ltd.
8.75%, 02/02/2011	715	682
Household Durables - 0.4%
Whirlpool Corp.
8.00%, 05/01/2012	1,040	1,076
Insurance - 0.6%
MetLife, Inc.
5.38%, 12/15/2012	950	971
Oil Insurance, Ltd.
7.56%, 06/30/2011 144A ■ Ž	1,220	599
IT Services - 0.2%
Aramark Corp.
8.50%, 02/01/2015	600	582
Leisure Equipment & Products - 0.4%
Hasbro, Inc.
6.30%, 09/15/2017	1,153	1,123
Media - 0.4%
Time Warner Cable, Inc.
6.75%, 07/01/2018	1,220	1,271
Metals & Mining - 1.0%
ArcelorMittal
5.38%, 06/01/2013	1,380	1,321
Falconbridge, Ltd.
7.35%, 06/05/2012	540	537
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/2019	975	1,084
Multi-Utilities - 0.7%
Black Hills Corp.
9.00%, 05/15/2014	550	565
Sempra Energy
9.80%, 02/15/2019	1,125	1,363
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds		Semi-Annual Report 2009

Transamerica Premier Balanced Fund

SCHEDULE OF INVESTMENTS (continued)
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Principal	Value

Office Electronics - 0.4%
Xerox Corp.
7.13%, 06/15/2010	$1,195	$1,234
Oil, Gas & Consumable Fuels - 1.8%
Energy Transfer Partners, LP
9.70%, 03/15/2019	805	924
Hess Corp.
8.13%, 02/15/2019	1,220	1,389
Husky Energy, Inc.
6.25%, 06/15/2012	1,025	1,058
PetroHawk Energy Corp.
9.13%, 07/15/2013	500	498
Teppco Partners, LP
7.00%, 06/01/2067 ■	500	375
Valero Logistics Operations, LP
6.88%, 07/15/2012	850	870
Paper & Forest Products - 0.4%
Weyerhaeuser Co.
6.75%, 03/15/2012	1,085	1,085
Pharmaceuticals - 0.3%
Allergan, Inc.
5.75%, 04/01/2016	925	912
Real Estate Investment Trusts - 1.5%
Healthcare Realty Trust, Inc.
8.13%, 05/01/2011	1,040	1,036
PPF Funding, Inc.
5.35%, 04/15/2012 144A	1,646	1,345
WEA Finance LLC / WCI Finance LLC
5.40%, 10/01/2012 144A	1,250	1,199
Weingarten Realty Investors
5.26%, 05/15/2012	1,000	887
Real Estate Management & Development - 0.4%
Post Apartment Homes, LP
5.45%, 06/01/2012	600	545
6.30%, 06/01/2013	537	483
Road & Rail - 0.2%
Hertz Corp.
8.88%, 01/01/2014	470	432
Specialty Retail - 0.4%
Staples, Inc.
9.75%, 01/15/2014	1,205	1,345
Tobacco - 0.2%
Lorillard Tobacco Co.
8.13%, 06/23/2019	485	501
Wireless Telecommunication Services - 0.2%
Centennial Communications Corp.
6.96%, 01/01/2013 *	500	498

Total Corporate Debt Securities (cost $61,507)		62,276

Preferred Corporate Debt Security - 0.4%
Rabobank Nederland NV
11.00%, 06/30/2019 144A ■ Ž	950	1,057
Total Preferred Corporate Debt Security (cost $1,000)

REPURCHASE AGREEMENT - 2.8%
State Street Repurchase Agreement
0.01%, dated 06/30/2009, to be repurchased at $7,813 on 07/01/2009 •	7,813	7,813
Total Repurchase Agreement (cost $7,813)

Total Investment Securities (cost $291,230) #		285,032
Other Assets and Liabilities — Net		(1,804)

Net Assets		$283,228

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

*	Floating or variable rate note. Rate is listed as of 06/30/2009.

Ž	The security has a perpetual maturity. The date shown is the next call date.

■	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 06/30/2009.

•	Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 0.61% to 4.72%, maturity dates ranging from 08/01/2034 to 08/25/2034, and with market values plus accrued interests of $7,970.

#	Aggregate cost for federal income tax purposes is $291,230. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $19,595 and $25,793, respectively. Net unrealized depreciation for tax purposes is $6,198.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 06/30/2009, these securities aggregated $21,146, or 7.47%, of the Fund’s net assets.

CMBS	Commercial Mortgage-Backed Security

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

Transamerica Premier Funds		Semi-Annual Report 2009

Transamerica Premier Balanced Fund
SCHEDULE OF INVESTMENTS (continued)
At June 30, 2009
(all amounts in thousands)
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Consumer Discretionary	$20,216	$—	$—	$20,216
Equities — Consumer Staples	3,633	—	—	3,633
Equities — Financials	18,105	—	—	18,105
Equities — Health Care	12,843	—	—	12,843
Equities — Industrials	39,419	—	—	39,419
Equities — Information Technology	57,610	—	—	57,610
Equities — Materials	12,911	—	—	12,911
Equities — Telecommunication Services	6,761	—	—	6,761
Fixed Income — Consumer Discretionary	—	6,369	—	6,369
Fixed Income — Consumer Staples	—	5,521	—	5,521
Fixed Income — Energy	—	7,639	—	7,639
Fixed Income — Financials	—	23,145	—	23,145
Fixed Income — Health Care	—	1,873	—	1,873
Fixed Income — Industrials	—	2,975	—	2,975
Fixed Income — Information Technology	—	2,921	—	2,921
Fixed Income — Materials	—	9,640	—	9,640
Fixed Income — Mortgage-Backed Security	—	6,686	—	6,686
Fixed Income — Telecommunication Services	—	498	—	498
Fixed Income — U.S. Government Agency Obligation	—	30,339	—	30,339
Fixed Income — U.S. Government Obligation	—	5,363	—	5,363
Fixed Income — Utilities	—	2,752	—	2,752
Cash & Cash Equivalent — Repurchase Agreement	—	7,813	—	7,813
Total	$171,498	$113,534	$—	$285,032
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Annual Report 2008

Transamerica Premier Cash Reserve Fund
SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)

	Principal	Value
COMMERCIAL PAPER - 78.8%
Capital Markets - 5.2%
State Street Corp.
0.20%, 07/07/2009	$2,750	$2,750
Chemicals - 4.7%
Ecolab, Inc.
0.27%, 09/02/2009 - 144A	2,500	2,499
Commercial Banks - 13.0%
Barclays Bank PLC
0.95%, 07/22/2009	1,200	1,199
Royal Bank of Scotland PLC
1.02%, 08/03/2009	3,100	3,098
UBS Finance Delaware LLC
0.36%, 08/13/2009	1,400	1,399
0.40%, 07/13/2009	1,100	1,100
Diversified Financial Services - 42.5%
Alpine Securitization
0.23%, 07/10/2009 - 144A	800	800
0.25%, 07/24/2009 - 144A	2,050	2,049
American Honda Finance Corp.
0.75%, 07/07/2009	1,100	1,100
0.85%, 07/09/2009	550	550
0.90%, 07/06/2009	1,500	1,500
Bank of America Corp.
0.36%, 09/10/2009	500	500
CAFCO LLC
0.85%, 07/22/2009 - 144A	1,700	1,699
Caterpillar Financial Services Corp.
0.30%, 07/13/2009	2,100	2,099
CIESCO LLC
0.30%, 07/14/2009 - 144A	1,200	1,200
MetLife Funding, Inc.
0.30%, 07/23/2009	1,200	1,200
Old Line Funding LLC
0.45%, 07/07/2009 - 144A	800	800
0.60%, 07/15/2009 - 144A	1,725	1,725
PACCAR Financial Corp.
0.17%, 07/14/2009	1,500	1,500
Rabobank USA Financial Corp.
0.42%, 07/15/2009	1,950	1,950
Ranger Funding Co. LLC
0.45%, 07/14/2009 - 144A	1,200	1,200
0.85%, 08/10/2009 - 144A	1,000	999
Wal-Mart Funding Corp.
0.27%, 07/06/2009 - 144A	1,500	1,500
Health Care Equipment & Supplies - 1.0%
Medtronic, Inc.
0.19%, 07/28/2009 - 144A	550	550
Industrial Conglomerates - 4.6%
General Electric Co.
0.25%, 08/24/2009 - 08/25/2009	2,400	2,399
Foreign Government Obligation - 7.8%
Province of Ontario Canada
0.30%, 07/08/2009	1,500	1,499
Province of Quebec Canada
0.23%, 08/21/2009 - 144A	1,400	1,400
0.29%, 07/09/2009 - 144A	1,200	1,200

Total Commercial Paper (cost $41,464)		41,464

CERTIFICATES OF DEPOSIT - 8.9%
Commercial Banks - 8.9%
Bank of Scotland PLC
0.56%, 09/09/2009	2,800	2,800
Barclays Bank PLC
0.45%, 08/13/2009	1,900	1,900

Total Certificate of Deposit (cost $4,700)		4,700

CORPORATE DEBT SECURITIES - 10.4%
Consumer Finance - 4.4%
Toyota Motor Credit Corp.
0.30%, 07/20/2009	1,200	1,199
0.31%, 08/04/2009	1,100	1,100
Diversified Financial Services - 6.0%
IBM International Group Capital LLC *
1.39%, 07/29/2009	3,200	3,201

Total Corporate Debt Security (cost $5,500)		5,500

REPURCHASE AGREEMENT - 2.1%
State Street Repurchase Agreement 0.01%, dated 6/30/2009, to be repurchased at $1,118 on 07/01/2009 •	1,118	1,118

Total Repurchase Agreements (cost $1,118)

Total Investment Securities (cost $52,782) #		52,782
Other Assets and Liabilities — Net		(82)

Net Assets		$52,700

The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

Transamerica Premier Cash Reserve Fund
SCHEDULE OF INVESTMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 06/30/2009.

•	Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 4.72% to 4.74%, maturity dates of 08/01/2034, and with market values plus accrued interests of $1,140.

#	Aggregate cost for federal income tax purposes is $52,782.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 06/30/2009, these securities aggregated $17,621, or 33.45%, of the Fund’s net assets.

LLC	Limited Liability Company

PLC	Public Limited Company
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total

Fixed Income — Financials	$—	$5,500	$—	$5,500
Cash & Cash Equivalent — Consumer Discretionary	—	550	—	550
Cash & Cash Equivalent — Financials	—	36,617	—	36,617
Cash & Cash Equivalent — Industrials	—	2,399	—	2,399
Cash & Cash Equivalent — Materials	—	2,499	—	2,499
Cash & Cash Equivalent — Repurchase Agreement	—	1,118	—	1,118
Cash & Cash Equivalent — Foreign Government Obligation	—	4,099	—	4,099
Total	$—	$52,782	$—	$52,782
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

Transamerica Premier Diversified Equity Fund
SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS - 94.7%
Aerospace & Defense - 4.8%
Boeing Co.	22,500	$956
Lockheed Martin Corp.	40,000	3,226
Precision Castparts Corp.	90,000	6,573
Air Freight & Logistics - 1.8%
CH Robinson Worldwide, Inc.	40,000	2,086
Expeditors International of Washington, Inc.	58,000	1,934
Auto Components - 6.2%
BorgWarner, Inc.	200,000	6,830
Johnson Controls, Inc.	330,000	7,168
Beverages - 1.0%
PepsiCo, Inc.	40,000	2,198
Capital Markets - 8.4%
BlackRock, Inc. -Class A	34,000	5,964
Charles Schwab Corp.	410,000	7,192
T. Rowe Price Group, Inc.	140,000	5,834
Chemicals - 6.1%
Ecolab, Inc.	128,000	4,991
Monsanto Co.	30,000	2,230
Sigma-Aldrich Corp.	135,000	6,690
Communications Equipment - 1.8%
Qualcomm, Inc.	90,000	4,068
Computers & Peripherals - 8.7%
Apple, Inc. ‡	62,000	8,831
Hewlett-Packard Co.	195,000	7,537
International Business Machines Corp.	32,000	3,341
Construction & Engineering - 1.6%
Jacobs Engineering Group, Inc. ‡	85,000	3,578
Diversified Financial Services - 3.6%
Bank of America Corp.	180,495	2,383
JPMorgan Chase & Co.	170,000	5,798
Diversified Telecommunication Services - 3.5%
Verizon Communications, Inc.	255,000	7,836
Electronic Equipment & Instruments - 1.4%
Tyco Electronics, Ltd.	165,000	3,067
Energy Equipment & Services - 0.7%
Schlumberger, Ltd.	30,000	1,623
Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	78,000	3,565
Health Care Equipment & Supplies - 3.3%
Becton Dickinson & Co.	75,000	5,349
Covidien PLC	55,000	2,059
Internet & Catalog Retail - 3.9%
Amazon.com, Inc. ‡	105,000	8,784
Internet Software & Services - 2.4%
Google, Inc. -Class A ‡	13,000	5,481
Leisure Equipment & Products - 1.2%
Hasbro, Inc.	113,300	2,746
Life Sciences Tools & Services - 1.1%
Millipore Corp. ‡	35,000	2,457
Machinery - 7.4%
Caterpillar, Inc.	70,000	2,313
Donaldson Co., Inc.	100,000	3,464
Kennametal, Inc.	320,000	6,137
PACCAR, Inc.	155,000	5,039
Media - 3.6%
Dreamworks Animation SKG, Inc. -Class A ‡	80,000	2,207
Walt Disney Co.	250,000	5,833
Oil, Gas & Consumable Fuels - 1.0%
Anadarko Petroleum Corp.	49,000	2,224
Paper & Forest Products - 2.2%
Weyerhaeuser Co.	160,000	4,869
Real Estate Investment Trusts - 1.7%
Plum Creek Timber Co., Inc.	130,000	3,871
Road & Rail - 2.0%
Burlington Northern Santa Fe Corp.	60,000	4,412
Semiconductors & Semiconductor Equipment - 1.9%
Intel Corp.	255,000	4,220
Software - 7.3%
Activision Blizzard, Inc. ‡	160,000	2,021
Adobe Systems, Inc. ‡	192,000	5,433
Intuit, Inc. ‡	160,000	4,506
Oracle Corp.	215,000	4,605
Textiles, Apparel & Luxury Goods - 2.3%
Nike, Inc. -Class B	100,000	5,178
Trading Companies & Distributors - 2.2%
WW Grainger, Inc.	62,000	5,078

Total Common Stocks (cost $232,290)		213,785

	Principal	Value
REPURCHASE AGREEMENT - 5.3%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $12,065 on 07/01/2009 •	$12,065	12,065

Total Repurchase Agreement (cost $12,065)

Total Investment Securities (cost $244,355) #		225,850
Other Assets and Liabilities — Net		79

Net Assets		$225,929

The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

Transamerica Premier Diversified Equity Fund
SCHEDULE OF INVESTMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

•	Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 4.57% to 4.90%, maturity dates ranging from 09/01/2034 to 10/01/2034, and with market values plus accrued interests of $12,307.

#	Aggregate cost for federal income tax purposes is $244,355. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $11,466 and $29,971, respectively. Net unrealized depreciation for tax purposes is $18,505.
DEFINITION:

PLC	Public Limited Company
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Consumer Discretionary	$40,805	$—	$—	$40,805
Equities — Consumer Staples	5,763	—	—	5,763
Equities — Energy	3,847	—	—	3,847
Equities — Financials	31,042	—	—	31,042
Equities — Health Care	7,806	—	—	7,806
Equities — Industrials	44,796	—	—	44,796
Equities — Information Technology	53,110	—	—	53,110
Equities — Materials	18,780	—	—	18,780
Equities — Telecommunication Services	7,836	—	—	7,836
Cash & Cash Equivalent — Repurchase Agreement	—	12,065	—	12,065
Total	$213,785	$12,065	$—	$225,850
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

Transamerica Premier Equity Fund

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

COMMON STOCKS - 93.9%
Aerospace & Defense - 3.4%
Raytheon Co.	341,896	$15,190
Air Freight & Logistics - 2.1%
Expeditors International of Washington, Inc.	279,733	9,326
Auto Components - 6.9%
BorgWarner, Inc.	414,715	14,163
Johnson Controls, Inc.	755,000	16,398
Biotechnology - 4.0%
Gilead Sciences, Inc. ‡	377,000	17,659
Capital Markets - 6.0%
Charles Schwab Corp.	738,000	12,945
T. Rowe Price Group, Inc.	331,239	13,802
Chemicals - 12.0%
Ecolab, Inc.	195,368	7,617
Monsanto Co.	50,000	3,717
Praxair, Inc.	301,000	21,393
Sigma-Aldrich Corp.	412,939	20,465
Commercial Banks - 3.5%
Wells Fargo & Co.	639,395	15,512
Communications Equipment - 7.3%
Cisco Systems, Inc. ‡	546,150	10,180
Qualcomm, Inc.	485,000	21,922
Computers & Peripherals - 9.1%
Apple, Inc. ‡	173,000	24,640
Hewlett-Packard Co.	119,885	4,634
International Business Machines Corp.	103,014	10,757
Construction & Engineering - 2.0%
Jacobs Engineering Group, Inc. ‡	213,131	8,971
Electrical Equipment - 1.9%
Emerson Electric Co.	254,867	8,258
Electronic Equipment & Instruments - 1.4%
Tyco Electronics, Ltd.	338,000	6,283
Food & Staples Retailing - 1.9%
Wal-Mart Stores, Inc.	172,235	8,343
Health Care Equipment & Supplies - 4.9%
Becton Dickinson & Co.	190,000	13,549
Varian Medical Systems, Inc. ‡	244,303	8,585
Industrial Conglomerates - 1.9%
General Electric Co.	735,000	8,614
Internet & Catalog Retail - 5.7%
Amazon.com, Inc. ‡	304,618	25,484
Internet Software & Services - 4.5%
Google, Inc. -Class A ‡	47,400	19,983
IT Services - 2.0%
Automatic Data Processing, Inc.	254,415	9,016
Machinery - 4.1%
Caterpillar, Inc.	192,782	6,370
PACCAR, Inc.	360,000	11,703
Media - 2.2%
Walt Disney Co.	417,382	9,738
Oil, Gas & Consumable Fuels - 1.0%
EOG Resources, Inc.	65,000	4,415
Pharmaceuticals - 1.7%
Teva Pharmaceutical Industries, Ltd. ADR	149,335	7,368
Road & Rail - 2.9%
Union Pacific Corp.	248,651	12,945
Software - 1.5%
Microsoft Corp.	276,000	6,561

Total Common Stocks (cost $461,315)		416,506

	Principal	Value

REPURCHASE AGREEMENT - 6.1%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $27,020 on 07/01/2009 •	$27,020	27,020

Total Repurchase Agreement (cost $27,020)

Total Investment Securities (cost $488,335) #		443,526
Other Assets and Liabilities — Net		7

Net Assets		$443,533

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

•	Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 0.61% to 4.90%, maturity dates ranging from 08/25/2034 to 09/01/2034, and with market values plus accrued interests of $27,562.

#	Aggregate cost for federal income tax purposes is $488,335. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $20,767 and $65,576, respectively. Net unrealized depreciation for tax purposes is $44,809.
DEFINITION:
ADR     American Depositary Receipt
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

Transamerica Premier Equity Fund

SCHEDULE OF INVESTMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Consumer Discretionary	$65,782	$—	$—	$65,782
Equities — Consumer Staples	8,343	—	—	8,343
Equities — Energy	4,415	—	—	4,415
Equities — Financials	42,259	—	—	42,259
Equities — Health Care	47,161	—	—	47,161
Equities — Industrials	81,377	—	—	81,377
Equities — Information Technology	113,977	—	—	113,977
Equities — Materials	53,192	—	—	53,192
Cash & Cash Equivalent — Repurchase Agreement	—	27,020	—	27,020
Total	$416,506	$27,020	$—	$443,526
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

Transamerica Premier Focus Fund

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

COMMON STOCKS - 84.8%
Air Freight & Logistics - 3.1%
CH Robinson Worldwide, Inc.	34,500	$1,799
Beverages - 1.1%
Cia de Bebidas das Americas ADR	10,000	648
Biotechnology - 3.0%
Alexion Pharmaceuticals, Inc. ‡	23,300	958
Gilead Sciences, Inc. ‡	16,400	768
Chemicals - 1.5%
Praxair, Inc.	12,150	864
Commercial Banks - 1.0%
Wintrust Financial Corp.	35,800	576
Commercial Services & Supplies - 2.2%
Ritchie Bros. Auctioneers, Inc.	55,000	1,290
Communications Equipment - 11.5%
F5 Networks, Inc. ‡	23,800	823
Palm, Inc. ‡	70,000	1,160
Polycom, Inc. ‡	33,400	677
Qualcomm, Inc.	91,815	4,150
Computers & Peripherals - 6.3%
Apple, Inc. ‡	26,100	3,717
Diversified Consumer Services - 5.7%
Strayer Education, Inc.	15,535	3,388
Diversified Financial Services - 3.8%
JPMorgan Chase & Co.	65,750	2,242
Electronic Equipment & Instruments - 1.5%
FLIR Systems, Inc. ‡	39,000	880
Health Care Equipment & Supplies - 3.4%
Covidien PLC	54,000	2,022
Health Care Providers & Services - 1.0%
Nighthawk Radiology Holdings, Inc. ‡	158,930	588
Hotels, Restaurants & Leisure - 1.5%
Peet’s Coffee & Tea, Inc. ‡	34,000	857
Internet & Catalog Retail - 6.6%
Amazon.com, Inc. ‡	37,105	3,105
priceline.com, Inc. ‡	7,300	814
Internet Software & Services - 5.9%
Google, Inc. -Class A ‡	6,900	2,908
Valueclick, Inc. ‡	52,045	548
Leisure Equipment & Products - 1.2%
Hasbro, Inc.	28,500	691
Machinery - 2.8%
Kennametal, Inc.	26,670	512
PACCAR, Inc.	34,300	1,115
Oil, Gas & Consumable Fuels - 3.1%
Petroleo Brasileiro SA ADR	20,600	844
Petroleo Brasileiro SA -Class A ADR	29,300	978
Pharmaceuticals - 2.4%
Allergan, Inc.	30,300	1,442
Real Estate Investment Trusts - 1.2%
Host Hotels & Resorts, Inc.	87,106	731
Road & Rail - 3.1%
Kansas City Southern ‡	49,580	799
Landstar System, Inc.	29,420	1,056
Software - 7.6%
Activision Blizzard, Inc. ‡	169,695	2,143
Informatica Corp. ‡	86,800	1,492
Macrovision Solutions Corp. ‡	40,120	875
Textiles, Apparel & Luxury Goods - 1.6%
Nike, Inc. -Class B	18,700	968
Wireless Telecommunication Services - 2.7%
Sprint Nextel Corp. ‡	330,000	1,587

Total Common Stocks (cost $46,740)		50,015

	Principal	Value

REPURCHASE AGREEMENT - 19.4%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $11,405 on 07/01/2009 •	$11,405	11,405

Total Repurchase Agreement (cost $11,405)

Total Investment Securities (cost $58,145) #		61,420
Other Assets and Liabilities — Net		(2,500)

Net Assets		$58,920

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 0.61%, a maturity date of 08/25/2034, and with a market value plus accrued interest of $11,635.

#	Aggregate cost for federal income tax purposes is $58,145. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $8,521 and $5,246, respectively. Net unrealized appreciation for tax purposes is $3,275.
DEFINITIONS:
ADR     American Depositary Receipt
PLC     Public Limited Company
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

Transamerica Premier Focus Fund

SCHEDULE OF INVESTMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Consumer Discretionary	$11,845	$—	$—	$11,845
Equities — Consumer Staples	648	—	—	648
Equities — Energy	1,822	—	—	1,822
Equities — Financials	3,549	—	—	3,549
Equities — Health Care	3,756	—	—	3,756
Equities — Industrials	6,571	—	—	6,571
Equities — Information Technology	19,373	—	—	19,373
Equities — Materials	864	—	—	864
Equities — Telecommunication Services	1,587	—	—	1,587
Cash & Cash Equivalent — Repurchase Agreement	—	11,405	—	11,405
Total	$50,015	$11,405	$—	$61,420
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

Transamerica Premier Growth Opportunities Fund

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)

	Shares	Value

COMMON STOCKS - 95.8%
Aerospace & Defense - 4.1%
Precision Castparts Corp.	41,000	$2,994
Rockwell Collins, Inc.	10,900	455
Air Freight & Logistics - 3.4%
CH Robinson Worldwide, Inc.	55,300	2,884
Auto Components - 5.8%
BorgWarner, Inc.	109,700	3,746
Johnson Controls, Inc.	49,900	1,084
Capital Markets - 6.9%
Greenhill & Co., Inc.	35,660	2,575
T. Rowe Price Group, Inc.	75,157	3,132
Chemicals - 1.5%
Ecolab, Inc.	31,635	1,233
Communications Equipment - 6.5%
Juniper Networks, Inc. ‡	49,600	1,171
Palm, Inc. ‡	157,480	2,609
Polycom, Inc. ‡	84,300	1,709
Construction & Engineering - 1.1%
Jacobs Engineering Group, Inc. ‡	22,640	953
Construction Materials - 1.4%
Martin Marietta Materials, Inc.	14,800	1,167
Diversified Consumer Services - 2.4%
Strayer Education, Inc.	9,100	1,985
Diversified Financial Services - 1.1%
MSCI, Inc. -Class A ‡	39,500	965
Electrical Equipment - 1.8%
Cooper Industries, Ltd. -Class A	49,000	1,521
Electronic Equipment & Instruments - 1.7%
FLIR Systems, Inc. ‡	63,000	1,421
Health Care Equipment & Supplies - 4.8%
Idexx Laboratories, Inc. ‡	33,000	1,524
Intuitive Surgical, Inc. ‡	8,250	1,350
Masimo Corp. ‡	48,395	1,167
Health Care Technology - 1.3%
Cerner Corp. ‡	17,800	1,109
Hotels, Restaurants & Leisure - 1.1%
Burger King Holdings, Inc.	53,900	931
Internet & Catalog Retail - 2.1%
priceline.com, Inc. ‡	16,100	1,796
Life Sciences Tools & Services - 3.9%
Covance, Inc. ‡	23,700	1,166
Techne Corp.	33,000	2,106
Machinery - 8.2%
Donaldson Co., Inc.	36,780	1,274
Kennametal, Inc.	139,930	2,684
PACCAR, Inc.	86,500	2,813
Media - 0.5%
Dreamworks Animation SKG, Inc. -Class A ‡	14,800	408
Oil, Gas & Consumable Fuels - 1.7%
Range Resources Corp.	35,065	1,452
Pharmaceuticals - 1.0%
Allergan, Inc.	17,800	847
Professional Services - 1.6%
FTI Consulting, Inc. ‡	26,200	1,329
Real Estate Investment Trusts - 1.4%
Plum Creek Timber Co., Inc.	40,853	1,217
Real Estate Management & Development - 1.9%
St. Joe Co. ‡	60,400	1,600
Software - 16.1%
Activision Blizzard, Inc. ‡	244,500	3,089
Adobe Systems, Inc. ‡	107,500	3,042
Informatica Corp. ‡	97,500	1,676
Intuit, Inc. ‡	85,195	2,399
Macrovision Solutions Corp. ‡	32,000	698
Quality Systems, Inc.	16,000	911
Salesforce.com, Inc. ‡	41,900	1,599
Specialty Retail - 6.2%
Gap, Inc.	126,900	2,081
Guess, Inc.	124,400	3,207
Textiles, Apparel & Luxury Goods - 2.8%
Carter’s, Inc. ‡	73,600	1,811
Under Armour, Inc. -Class A ‡	23,770	532
Trading Companies & Distributors - 3.5%
WW Grainger, Inc.	35,722	2,925

Total Common Stocks (cost $82,139)		80,347

	Principal	Value

REPURCHASE AGREEMENT - 3.1%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $2,630 on 07/01/2009 •	$2,630	2,630
Total Repurchase Agreement (cost $2,630)

Total Investment Securities (cost $84,769) #		82,977
Other Assets and Liabilities — Net		962

Net Assets		$83,939

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 0.61%, a maturity date of 08/25/2034, and with a market value plus accrued interest of $2,684.

#	Aggregate cost for federal income tax purposes is $84,769. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $6,814 and $8,606, respectively. Net unrealized depreciation for tax purposes is $1,792.
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

Transamerica Premier Growth Opportunities Fund

SCHEDULE OF INVESTMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Consumer Discretionary	$17,581	$—	$—	$17,581
Equities — Energy	1,452	—	—	1,452
Equities — Financials	9,489	—	—	9,489
Equities — Health Care	9,269	—	—	9,269
Equities — Industrials	20,999	—	—	20,999
Equities — Information Technology	20,324	—	—	20,324
Equities — Materials	1,233	—	—	1,233
Cash & Cash Equivalent — Repurchase Agreement	—	2,630	—	2,630
Total	$80,347	$2,630	$—	$82,977
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

Transamerica Premier High Yield Bond Fund
SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES - 93.5%
Aerospace & Defense - 0.8%
Transdigm, Inc.
7.75%, 07/15/2014	$750	$713
Auto Components - 1.4%
Goodyear Tire & Rubber Co.
10.50%, 05/15/2016	1,000	1,010
Tenneco, Inc.
8.13%, 11/15/2015	270	213
Beverages - 0.4%
Beverages & More, Inc.
9.25%, 03/01/2012 -144A	500	380
Biotechnology - 1.1%
FMC Finance III SA
6.88%, 07/15/2017	1,000	930
Chemicals - 1.4%
Hexion U S Finance Corp.
9.75%, 11/15/2014	1,000	450
Momentive Performance Materials, Inc.
9.75%, 12/01/2014 Ђ	230	102
Nalco Co.
8.25%, 05/15/2017 -144A	690	694
Commercial Services & Supplies - 3.3%
Hertz Corp.
10.50%, 01/01/2016	1,000	890
Iron Mountain, Inc.
7.75%, 01/15/2015	1,000	960
Protection One Alarm Monitoring, Inc.
12.00%, 11/15/2011	1,000	995
Construction Materials - 1.0%
Texas Industries, Inc.
7.25%, 07/15/2013	1,000	898
Consumer Finance - 3.2%
Cardtronics, Inc.
9.25%, 08/15/2013 Ђ	1,000	895
Ford Motor Credit Co. LLC
7.88%, 06/15/2010	2,000	1,900
Containers & Packaging - 3.6%
Graham Packaging Co., Inc.
9.88%, 10/15/2014	1,000	930
Graphic Packaging International, Inc.
9.50%, 08/15/2013	2,000	1,910
Solo Cup Co.
10.50%, 11/01/2013 -144A	250	251
Diversified Consumer Services - 1.1%
Education Management LLC
8.75%, 06/01/2014	1,000	970
Diversified Financial Services - 6.0%
CDX North America High Yield
8.88%, 06/29/2013 -144A	880	801
GMAC, Inc.
6.88%, 09/15/2011 -144A	1,250	1,093
Icahn Enterprises, LP
8.13%, 06/01/2012	1,000	920
Kar Holdings, Inc.
10.00%, 05/01/2015	1,000	820
Qwest Corp.
8.38%, 05/01/2016 -144A	1,000	965
Sensus Metering Systems, Inc.
8.63%, 12/15/2013	600	564
Diversified Telecommunication Services - 2.9%
Intelsat Jackson Holdings, Ltd.
11.25%, 06/15/2016	1,000	1,020
Millicom International Cellular SA
10.00%, 12/01/2013 Ђ	500	507
Sprint Capital Corp.
7.63%, 01/30/2011	1,000	989
Electric Utilities - 0.6%
Energy Future Holdings Corp.
10.88%, 11/01/2017 Ђ	725	529
Electrical Equipment - 1.6%
Belden, Inc.
7.00%, 03/15/2017	1,000	885
9.25%, 06/15/2019 -144A	500	484
Energy Equipment & Services - 0.8%
Seitel, Inc.
9.75%, 02/15/2014	1,000	650
Food & Staples Retailing - 3.6%
Ingles Market, Inc.
8.88%, 05/15/2017 -144A	1,155	1,138
New Albertsons, Inc.
7.25%, 05/01/2013	1,000	960
Stater Brothers Holdings, Inc.
8.13%, 06/15/2012	1,000	985
Food Products - 3.5%
Dole Food Co., Inc.
13.88%, 03/15/2014 -144A	1,000	1,100
M-Foods Holdings, Inc.
9.75%, 10/01/2013 -144A	1,000	963
Michael Foods, Inc.
8.00%, 11/15/2013	1,000	975
Health Care Equipment & Supplies - 0.6%
Biomet, Inc.
10.00%, 10/15/2017	500	509
Health Care Providers & Services - 2.3%
Community Health Systems, Inc.
8.88%, 07/15/2015	1,000	980
HCA, Inc.
9.88%, 02/15/2017 -144A	1,000	1,010
Hotels, Restaurants & Leisure - 8.9%
Carrols Corp.
9.00%, 01/15/2013	1,000	938
Harrahs Operating Escrow LLC
11.25%, 06/01/2017 -144A	1,000	945
MGM Mirage, Inc.
8.38%, 02/01/2011	1,150	920
11.13%, 11/15/2017 -144A	500	530
Mohegan Tribal Gaming Authority
8.00%, 04/01/2012	1,650	1,254
Pokagon Gaming Authority
10.38%, 06/15/2014 -144A	250	245
Royal Caribbean Cruises, Ltd.
7.00%, 06/15/2013	1,000	874
Scientific Games International, Inc.
9.25%, 06/15/2019 -144A	500	500
Station Casinos, Inc.
6.63%, 03/15/2018	1,000	20
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

Transamerica Premier High Yield Bond Fund
SCHEDULE OF INVESTMENTS (continued)
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Principal	Value

Hotels, Restaurants & Leisure (continued)
WMG Acqusition Corp.
9.50%, 06/15/2016 -144A	$250	$249
Wynn Las Vegas Capital Corp.
6.63%, 12/01/2014	1,500	1,289
Household Durables - 1.2%
Lennar Corp.
12.25%, 05/15/2017 -144A	1,000	1,050
Household Products - 0.7%
Sealy Mattress Co.
8.25%, 06/15/2014	750	617
Independent Power Producers & Energy Traders - 1.1%
AES Corp.
8.00%, 10/15/2017	1,000	930
Industrial Conglomerates - 1.0%
Susser Holdings LLC
10.63%, 12/15/2013	852	854
Machinery - 2.8%
Allison Transmission, Inc.
11.00%, 11/01/2015 -144A	1,000	790
Polypore, Inc.
8.75%, 05/15/2012	800	709
Titan International, Inc.
8.00%, 01/15/2012	1,000	905
Media - 2.2%
Kabel Deutschland GmbH
10.63%, 07/01/2014	1,000	1,031
Lamar Media Corp.
6.63%, 08/15/2015	1,000	875
Metals & Mining - 6.5%
Algoma Acquisition Corp.
9.88%, 06/15/2015 -144A	1,000	560
Falconbridge, Ltd.
7.35%, 06/05/2012	350	348
FMG Finance Property, Ltd.
10.63%, 09/01/2016 -144A	1,000	960
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/2017	1,000	1,008
Steel Dynamics, Inc.
7.38%, 11/01/2012	650	616
Teck Resources, Ltd.
6.13%, 10/01/2035	1,500	1,100
10.75%, 05/15/2019 -144A	1,000	1,074
Multiline Retail - 1.8%
Dollar General Corp.
10.63%, 07/15/2015	1,000	1,080
Macy’s Retail Holdings, Inc.
5.35%, 03/15/2012	500	455
Oil, Gas & Consumable Fuels - 13.0%
Berry Petroleum Co.
10.25%, 06/01/2014	1,000	1,010
Chesapeake Energy Corp.
9.50%, 02/15/2015	1,250	1,259
Denbury Resources, Inc.
9.75%, 03/01/2016	500	514
Dynegy Holdings, Inc.
7.75%, 06/01/2019	2,000	1,557
Edison Mission Energy
7.20%, 05/15/2019	1,500	1,118
Enterprise Products Operating, LP
8.38%, 08/01/2066 ▪	1,000	805
Forest Oil Corp.
8.50%, 02/15/2014 -144A	1,500	1,474
Inergy, LP
8.75%, 03/01/2015 -144A	250	244
Markwest Energy Finance Corp.
8.50%, 07/15/2016	1,000	860
Opti Canada, Inc.
8.25%, 12/15/2014	1,500	990
PetroHawk Energy Corp.
9.13%, 07/15/2013	1,000	995
Petroleum Development Corp.
12.00%, 02/15/2018	500	420
Paper & Forest Products - 1.9%
Exopack Holding, Inc.
11.25%, 02/01/2014	2,000	1,640
Pipelines - 1.0%
Regency Energy Partners
9.38%, 06/01/2016 -144A	900	871
Professional Services - 0.8%
FTI Consulting, Inc.
7.75%, 10/01/2016	750	716
Real Estate Investment Trusts - 1.0%
Host Hotels & Resorts, LP
6.38%, 03/15/2015	1,000	865
Road & Rail - 1.4%
Kansas City Southern de Mexico SA de CV
7.63%, 12/01/2013	250	215
12.50%, 04/01/2016 -144A	1,000	1,015
Software - 1.6%
First Data Corp.
9.88%, 09/24/2015	2,000	1,420
Specialty Retail - 4.1%
Group 1 Automotive, Inc.
8.25%, 08/15/2013	1,000	845
Michaels Stores, Inc.
11.38%, 11/01/2016	1,450	950
Penske Auto Group, Inc.
7.75%, 12/15/2016	1,000	808
Sally Holdings LLC
9.25%, 11/15/2014	1,000	994
Tobacco - 1.2%
Alliance One International, Inc.
11.00%, 05/15/2012	1,000	1,045
Wireless Telecommunication Services - 2.1%
MetroPCS Wireless, Inc.
9.25%, 11/01/2014	1,000	993
Nextel Communications, Inc.
7.38%, 08/01/2015	1,000	798

Total Corporate Debt Securities (cost $80,541)		81,085

	Shares	Value

CONVERTIBLE PREFERRED STOCK - 0.2%
Road & Rail - 0.2%
Kansas City Southern 5.13% ▲	210	158
Total Convertible Preferred Stock (cost $179)

	Principal	Value

CONVERTIBLE BONDS - 2.7%
Diversified Telecommunication Services - 0.9%
Lucent Technologies, Inc.
2.88%, 06/15/2023 Ђ	$850	806
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

Transamerica Premier High Yield Bond Fund
SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)

	Principal	Value

Oil, Gas & Consumable Fuels - 0.8%
Quicksilver Resources, Inc.
1.88%, 11/01/2024	$750	$683
Software - 0.5%
Symantec Corp.
0.75%, 06/15/2011	400	403
Wireless Telecommunication Services - 0.5%
SBA Communications Corp.
1.88%, 05/01/2013 -144A	500	412

Total Convertible Bonds (cost $2,116)		2,304

REPURCHASE AGREEMENT - 1.2%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $1,035 on 07/01/2009 •	1,035	1,035

Total Repurchase Agreement (cost $1,035)

Total Investment Securities (cost $83,871) #		84,582
Other Assets and Liabilities — Net		2,051

Net Assets		$86,633

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 06/30/2009.

Ђ	Step bond. Interest rate may increase or decrease as the credit rating changes.

▪	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 06/30/2009.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.57%, a maturity date of 10/01/2034, and with a market value plus accrued interest of $1,056.

#	Aggregate cost for federal income tax purposes is $83,871. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $4,959 and $4,248, respectively. Net unrealized appreciation for tax purposes is $711.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 06/30/2009, these securities aggregated $19,798, or 22.84%, of the Fund’s net assets.

CDX	A series of indices that track North American and emerging market credit derivative indices.

LLC	Limited Liability Company

LP	Limited Partnership
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Industrials	$—	$158	$—	$158
Fixed Income — Consumer Discretionary	—	19,328	—	19,328
Fixed Income — Consumer Staples	—	9,939	—	9,939
Fixed Income — Energy	—	12,089	—	12,089
Fixed Income — Financials	—	7,858	—	7,858
Fixed Income — Health Care	—	2,419	—	2,419
Fixed Income — Industrials	—	10,047	—	10,047
Fixed Income — Information Technology	—	1,823	—	1,823
Fixed Income — Materials	—	11,840	—	11,840
Fixed Income — Telecommunication Services	—	5,469	—	5,469
Fixed Income — Utilities	—	2,577	—	2,577
Cash & Cash Equivalent — Repurchase Agreement	—	1,035	—	1,035

Total	$—	$84,582	$—	$84,582
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

Transamerica Premier Institutional Bond Fund
SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS - 4.1%
U.S. Treasury Bond
3.50% 02/15/2039	$23	$19
U.S. Treasury Inflation Indexed Bond
1.75% 01/15/2028	10	10
2.50% 01/15/2029	15	16
U.S. Treasury Note
3.13% 05/15/2019	5	5

Total U.S. Government Obligations (cost $47)		50

U.S. GOVERNMENT AGENCY OBLIGATIONS - 30.4%
Fannie Mae
4.72% 10/01/2035 *	23	23
5.00% 08/01/2035 - 03/01/2039	79	80
5.50% 03/01/2018 - 01/01/2038	58	61
6.00% 08/01/2036	25	26
Freddie Mac
4.83% 06/01/2035 *	23	23
5.00% 06/01/2021 - 01/01/2039	86	89
5.50% 11/01/2018	10	10
5.53% 09/01/2037 *	24	25
6.00% 01/01/2037	32	33

Total U.S. Government Agency Obligations (cost $361)		370

MORTGAGE-BACKED SECURITIES - 6.5%
American Tower Trust
Series 2007-1A, Class C
5.62% 04/15/2037 144A	25	22
Crown Castle Towers LLC
Series 2006-1A, Class AFX
5.24% 11/15/2036 144A	10	10
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
6.59% 12/26/2037 144A	7	6
Series 2009-R7, Class 10A3
6.00% 12/26/2036 144A	6	5
Series 2009-R7, Class 12A1
5.50% 08/26/2036 144A	7	6
Series 2009-R9, Class 1A1
5.84% 12/31/2049 144A	7	6
Small Business Administration CMBS Trust
Series 2006-1A, Class A
5.31% 11/15/2036 144A	25	24

Total Mortgage-Backed Securities (cost $81)		79

MUNICIPAL GOVERNMENT OBLIGATION - 0.7%
Metropolitan Transportation Authority
7.34% 11/15/2039	8	9
Total Municipal Government Obligation (cost $8)

CORPORATE DEBT SECURITIES - 56.1%
Aerospace & Defense - 1.1%
Boeing Co.
8.75%, 08/15/2021	10	13
Airlines - 1.1%
Continental Airlines, Inc.
7.49%, 10/02/2010	6	5
9.00%, 07/08/2016	4	4
Delta Air Lines, Inc.
7.57%, 11/18/2010	5	4
Auto Components - 1.1%
Johnson Controls, Inc.
5.25%, 01/15/2011	13	14
Automobiles - 0.8%
Daimler Finance North America LLC
8.00%, 06/15/2010	10	10
Beverages - 1.1%
Anheuser-Busch InBev Worldwide, Inc.
8.20%, 01/15/2039 144A	8	9
Bacardi, Ltd.
7.45%, 04/01/2014 144A	5	5
Capital Markets - 3.1%
Charles Schwab Corp.
4.95%, 06/01/2014	12	12
Goldman Sachs Group, Inc.
1.06%, 03/22/2016 *	15	13
Morgan Stanley
6.00%, 05/13/2014	13	13
Chemicals - 4.2%
Chevron Phillips Chemical Co. LLC
8.25%, 06/15/2019 144A	6	6
Cytec Industries, Inc.
8.95%, 07/01/2017	6	6
Dow Chemical Co.
8.55%, 05/15/2019	15	15
Lubrizol Corp.
8.88%, 02/01/2019	10	12
Nalco Co.
8.25%, 05/15/2017 144A	6	6
Yara International ASA
7.88%, 06/11/2019 144A	6	6
Commercial Banks - 4.7%
Barclays Bank PLC
7.70%, 04/25/2018 144A ▪ Ž	15	12
BB&T Corp.
6.85%, 04/30/2019	11	11
Credit Suisse, Inc.
5.50%, 05/01/2014	12	12
Wachovia Corp.
1.38%, 10/28/2015 *	16	14
ZFS Finance USA Trust II
6.45%, 06/15/2016 144A ▪	10	8
Commercial Services & Supplies - 1.0%
Allied Waste North America, Inc.
6.50%, 11/15/2010	12	12
Construction Materials - 2.6%
Lafarge SA
6.15%, 07/15/2011	13	14
Martin Marietta Materials, Inc.
6.88%, 04/01/2011	13	14
Texas Industries, Inc.
7.25%, 07/15/2013	5	4
Consumer Finance - 0.7%
Discover Financial Services
1.17%, 06/11/2010 *	9	8
Containers & Packaging - 1.5%
Graphic Packaging International, Inc.
9.50%, 06/15/2017 144A	7	7
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

Transamerica Premier Institutional Bond Fund
SCHEDULE OF INVESTMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)

	Principal	Value

Containers & Packaging (continued)
Rexam PLC
6.75%, 06/01/2013 144A	$11	$11
Diversified Financial Services - 5.5%
Bank of America Corp.
0.91%, 06/15/2016 *	25	19
Bear Stearns Cos., Inc.
7.25%, 02/01/2018	11	12
Citigroup, Inc.
0.94%, 05/18/2011 *	15	14
Glencore Funding LLC
6.00%, 04/15/2014 144A	9	7
Harley-Davidson Funding Corp.
5.25%, 12/15/2012 144A	15	14
Electronic Equipment & Instruments - 1.1%
Tyco Electronics Group SA
6.00%, 10/01/2012	13	13
Energy Equipment & Services - 1.2%
DCP Midstream LLC
9.75%, 03/15/2019 144A	6	7
Weatherford International, Ltd.
7.00%, 03/15/2038	8	7
Food & Staples Retailing - 0.9%
Ingles Market, Inc.
8.88%, 05/15/2017 144A	6	6
Stater Brothers Holdings, Inc.
8.13%, 06/15/2012	5	5
Food Products - 1.1%
M-Foods Holdings, Inc.
9.75%, 10/01/2013 144A	8	8
Michael Foods, Inc.
8.00%, 11/15/2013	5	5
Gas Utilities - 0.8%
EQT Corp.
8.13%, 06/01/2019	9	10
Household Durables - 1.0%
Whirlpool Corp.
8.00%, 05/01/2012	12	12
Insurance - 1.6%
MetLife, Inc.
5.38%, 12/15/2012	11	12
Oil Insurance, Ltd.
7.56%, 06/30/2011 144A ▪ ž	15	7
IT Services - 0.4%
Aramark Corp.
8.50%, 02/01/2015	5	5
Leisure Equipment & Products - 1.1%
Hasbro, Inc.
6.30%, 09/15/2017	13	13
Media - 0.8%
Time Warner Cable, Inc.
6.75%, 07/01/2018	10	10
Metals & Mining - 3.5%
Anglo American Capital PLC
9.38%, 04/08/2019 144A	11	12
ArcelorMittal
5.38%, 06/01/2013	15	14
Falconbridge, Ltd.
7.35%, 06/05/2012	6	6
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/2019	10	11
Multi-Utilities - 1.5%
Black Hills Corp.
9.00%, 05/15/2014	6	6
Sempra Energy
9.80%, 02/15/2019	10	12
Oil, Gas & Consumable Fuels - 4.1%
Energy Transfer Partners, LP
9.70%, 03/15/2019	8	9
Hess Corp.
8.13%, 02/15/2019	12	15
Husky Energy, Inc.
6.25%, 06/15/2012	12	12
PetroHawk Energy Corp.
9.13%, 07/15/2013	5	5
Talisman Energy, Inc.
7.75%, 06/01/2019	9	10
Paper & Forest Products - 1.7%
Celulosa Arauco y Constitucion SA
8.63%, 08/15/2010	10	10
Weyerhaeuser Co.
6.75%, 03/15/2012	11	11
Real Estate Investment Trusts - 4.0%
BRE Properties, Inc.
5.75%, 09/01/2009	10	10
Healthcare Realty Trust, Inc.
8.13%, 05/01/2011	12	12
Host Hotels & Resorts, Inc.
7.13%, 11/01/2013	5	5
PPF Funding, Inc.
5.35%, 04/15/2012 144A	15	11
WEA Finance LLC / WCI Finance LLC
5.40%, 10/01/2012 144A	11	11
Real Estate Management & Development - 0.7%
Post Apartment Homes, LP
6.30%, 06/01/2013	10	9
Road & Rail - 0.4%
Hertz Corp.
8.88%, 01/01/2014	5	5
Specialty Retail - 1.2%
Staples, Inc.
9.75%, 01/15/2014	12	14
Tobacco - 0.5%
Lorillard Tobacco Co.
8.13%, 06/23/2019	6	6

Total Corporate Debt Securities (cost $663)		682

Preferred Corporate Debt Security - 1.0%
Rabobank Nederland NV
11.00%, 06/30/2019 144A ▪ Ž	11	12
Total Preferred Corporate Debt Security (cost $12)

REPURCHASE AGREEMENT - 2.6%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $32 on 07/01/2009 •	32	32

Total Repurchase Agreement (cost $32)

Total Investment Securities (cost $1,204) #		1,234
Other Assets and Liabilities — Net		(17)

Net Assets		$1,217

The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

Transamerica Premier Institutional Bond Fund
SCHEDULE OF INVESTMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 06/30/2009.

Ž	The security has a perpetual maturity. The date shown is the next call date.

▪	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 06/30/2009.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.90%, a maturity date of 09/01/2034, and with a market value plus accrued interest of $34.

#	Aggregate cost for federal income tax purposes is $1,204. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $46 and $16, respectively. Net unrealized appreciation for tax purposes is $30.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 06/30/2009, these securities aggregated $244, or 20.16%, of the Fund’s net assets.

CMBS	Commercial Mortgage-Backed Security

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total

Fixed Income — Consumer Discretionary	$—	$60	$—	$60
Fixed Income — Consumer Staples	—	57	—	57
Fixed Income — Energy	—	65	—	65
Fixed Income — Financials	—	258	—	258
Fixed Income — Industrials	—	64	—	64
Fixed Income — Information Technology	—	18	—	18
Fixed Income — Materials	—	144	—	144
Fixed Income — Mortgage-Backed Security	—	79	—	79
Fixed Income — Municipal Government Obligation	—	9	—	9
Fixed Income — U.S. Government Agency Obligation	—	370	—	370
Fixed Income — U.S. Government Obligation	—	50	—	50
Fixed Income — Utilities	—	28	—	28
Cash & Cash Equivalent — Repurchase Agreement	—	32	—	32
Total	$—	$1,234	$—	$1,234
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

Transamerica Premier Institutional Diversified Equity Fund
SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

COMMON STOCKS - 97.5%
Aerospace & Defense - 4.6%
Boeing Co.	168	$7
Lockheed Martin Corp.	289	23
Precision Castparts Corp.	711	52
Air Freight & Logistics - 1.8%
CH Robinson Worldwide, Inc.	330	17
Expeditors International of Washington, Inc.	442	15
Auto Components - 6.8%
BorgWarner, Inc.	1,885	65
Johnson Controls, Inc.	2,550	55
Beverages - 1.1%
PepsiCo, Inc.	340	19
Capital Markets - 8.8%
BlackRock, Inc. -Class A	330	59
Charles Schwab Corp.	3,210	56
T. Rowe Price Group, Inc.	1,060	44
Chemicals - 6.2%
Ecolab, Inc.	980	38
Monsanto Co.	239	18
Sigma-Aldrich Corp.	1,110	55
Communications Equipment - 2.0%
Qualcomm, Inc.	775	35
Computers & Peripherals - 8.8%
Apple, Inc. ‡	508	72
Hewlett-Packard Co.	1,523	59
International Business Machines Corp.	255	27
Construction & Engineering - 1.6%
Jacobs Engineering Group, Inc. ‡	675	28
Diversified Financial Services - 3.8%
Bank of America Corp.	1,366	18
JPMorgan Chase & Co.	1,440	49
Diversified Telecommunication Services - 3.5%
Verizon Communications, Inc.	2,026	62
Electronic Equipment & Instruments - 1.3%
Tyco Electronics, Ltd.	1,300	24
Energy Equipment & Services - 0.8%
Schlumberger, Ltd.	275	15
Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	574	26
Health Care Equipment & Supplies - 3.4%
Becton Dickinson & Co.	594	43
Covidien PLC	442	17
Internet & Catalog Retail - 3.8%
Amazon.com, Inc. ‡	812	68
Internet Software & Services - 2.4%
Google, Inc. -Class A ‡	102	43
Leisure Equipment & Products - 1.1%
Hasbro, Inc.	843	20
Life Sciences Tools & Services - 1.3%
Millipore Corp. ‡	330	23
Machinery - 7.9%
Caterpillar, Inc.	543	18
Donaldson Co., Inc.	885	31
Kennametal, Inc.	2,550	49
PACCAR, Inc.	1,330	43
Media - 3.5%
Dreamworks Animation SKG, Inc. -Class A ‡	612	17
Walt Disney Co.	1,995	46
Oil, Gas & Consumable Fuels - 1.2%
Anadarko Petroleum Corp.	445	20
Paper & Forest Products - 2.5%
Weyerhaeuser Co.	1,440	44
Real Estate Investment Trusts - 1.8%
Plum Creek Timber Co., Inc.	1,082	32
Road & Rail - 2.2%
Burlington Northern Santa Fe Corp.	545	40
Semiconductors & Semiconductor Equipment - 2.0%
Intel Corp.	2,105	35
Software - 7.4%
Activision Blizzard, Inc. ‡	1,356	17
Adobe Systems, Inc. ‡	1,530	44
Intuit, Inc. ‡	1,330	37
Oracle Corp.	1,605	34
Textiles, Apparel & Luxury Goods - 2.2%
Nike, Inc. -Class B	775	40
Trading Companies & Distributors - 2.3%
WW Grainger, Inc.	500	41

Total Common Stocks (cost $1,748)		1,740

	Principal	Value

REPURCHASE AGREEMENT - 3.3%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $59 on 07/01/2009 •	$59	59

Total Repurchase Agreement (cost $59)

Total Investment Securities (cost $1,807) #		1,799
Other Assets and Liabilities — Net		(13)

Net Assets		$1,786

The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

Transamerica Premier Institutional Diversified Equity Fund
SCHEDULE OF INVESTMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.72%, a maturity date of 08/01/2034, and with a market value plus accrued interest of $60.

#	Aggregate cost for federal income tax purposes is $1,807. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $55 and $63, respectively. Net unrealized depreciation for tax purposes is $8.
DEFINITION:

PLC	Public Limited Company
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Consumer Discretionary	$328	$—	$—	$328
Equities — Consumer Staples	45	—	—	45
Equities — Energy	35	—	—	35
Equities — Financials	258	—	—	258
Equities — Health Care	66	—	—	66
Equities — Industrials	364	—	—	364
Equities — Information Technology	427	—	—	427
Equities — Materials	155	—	—	155
Equities — Telecommunication Services	62	—	—	62
Cash & Cash Equivalent — Repurchase Agreement	—	59	—	59

Total	$1,740	$59	$—	$1,799
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

Transamerica Premier Institutional Equity Fund
SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

COMMON STOCKS - 97.3%
Aerospace & Defense - 3.4%
Raytheon Co.	58,000	$2,577
Air Freight & Logistics - 2.1%
Expeditors International of Washington, Inc.	47,000	1,567
Auto Components - 6.9%
BorgWarner, Inc.	68,500	2,339
Johnson Controls, Inc.	130,000	2,823
Biotechnology - 4.3%
Gilead Sciences, Inc. ‡	69,300	3,246
Capital Markets - 6.6%
Charles Schwab Corp.	138,560	2,430
T. Rowe Price Group, Inc.	60,000	2,500
Chemicals - 12.8%
Ecolab, Inc.	40,000	1,560
Monsanto Co.	10,000	743
Praxair, Inc.	54,000	3,838
Sigma-Aldrich Corp.	70,000	3,469
Commercial Banks - 3.5%
Wells Fargo & Co.	110,000	2,669
Communications Equipment - 7.9%
Cisco Systems, Inc. ‡	100,000	1,864
Qualcomm, Inc.	92,000	4,159
Computers & Peripherals - 9.3%
Apple, Inc. ‡	32,100	4,573
Hewlett-Packard Co.	20,000	773
International Business Machines Corp.	16,400	1,712
Construction & Engineering - 2.0%
Jacobs Engineering Group, Inc. ‡	35,000	1,473
Electrical Equipment - 2.2%
Emerson Electric Co.	50,000	1,620
Electronic Equipment & Instruments - 1.7%
Tyco Electronics, Ltd.	66,825	1,242
Food & Staples Retailing - 1.8%
Wal-Mart Stores, Inc.	28,655	1,388
Health Care Equipment & Supplies - 5.0%
Becton Dickinson & Co.	32,200	2,296
Varian Medical Systems, Inc. ‡	40,020	1,406
Industrial Conglomerates - 1.9%
General Electric Co.	123,000	1,442
Internet & Catalog Retail - 6.0%
Amazon.com, Inc. ‡	54,000	4,518
Internet Software & Services - 4.9%
Google, Inc. -Class A ‡	8,700	3,668
IT Services - 2.4%
Automatic Data Processing, Inc.	50,620	1,794
Machinery - 4.1%
Caterpillar, Inc.	30,920	1,022
PACCAR, Inc.	64,000	2,080
Media - 2.0%
Walt Disney Co.	66,000	1,540
Oil, Gas & Consumable Fuels - 1.0%
EOG Resources, Inc.	11,000	747
Pharmaceuticals - 1.6%
Teva Pharmaceutical Industries, Ltd. ADR	24,845	1,226
Road & Rail - 2.9%
Union Pacific Corp.	42,000	2,187
Software - 1.0%
Microsoft Corp.	31,000	736

Total Common Stocks (cost $82,331)		73,227

	Principal	Value

REPURCHASE AGREEMENT - 2.5%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $1,879 on 07/01/2009 •	$1,879	1,879

Total Repurchase Agreement (cost $1,879)

Total Investment Securities (cost $84,210) #		75,106
Other Assets and Liabilities — Net		119

Net Assets		$75,225

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.72%, a maturity date of 08/01/2034, and with a market value plus accrued interest of $1,918.

#	Aggregate cost for federal income tax purposes is $84,210. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $3,494 and $12,598, respectively. Net unrealized depreciation for tax purposes is $9,104.
DEFINITION:

ADR	American Depositary Receipt
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

Transamerica Premier Institutional Equity Fund
SCHEDULE OF INVESTMENTS (continued)
At June 30, 2009
(all amounts in thousands)
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Consumer Discretionary	$11,220	$—	$—	$11,220
Equities — Consumer Staples	1,388	—	—	1,388
Equities — Energy	747	—	—	747
Equities — Financials	7,599	—	—	7,599
Equities — Health Care	8,174	—	—	8,174
Equities — Industrials	13,968	—	—	13,968
Equities — Information Technology	20,521	—	—	20,521
Equities — Materials	9,610	—	—	9,610
Cash & Cash Equivalent — Repurchase Agreement	—	1,879	—	1,879
Total	$73,227	$1,879	$—	$75,106
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

Transamerica Premier Institutional Small Cap Value Fund
SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value

COMMON STOCKS - 94.9%
Auto Components - 3.3%
Tenneco, Inc. ‡	19,945	$211
Chemicals - 4.7%
Intrepid Potash, Inc. ‡	6,865	193
Terra Industries, Inc.	4,370	106
Commercial Banks - 3.8%
Bank of Hawaii Corp.	3,326	119
City National Corp.	3,326	123
Communications Equipment - 7.9%
Arris Group, Inc. ‡	13,900	169
Brocade Communications Systems, Inc. ‡	21,468	168
Harmonic Lightwaves, Inc. ‡	28,565	168
Electric Utilities - 4.5%
ITC Holdings Corp.	2,866	130
NV Energy, Inc.	7,355	79
Portland General Electric Co.	3,990	78
Electrical Equipment - 5.2%
General Cable Corp. ‡	5,490	207
Woodward Governor Co.	6,324	125
Energy Equipment & Services - 5.3%
Atwood Oceanics, Inc. ‡	3,918	98
Oil States International, Inc. ‡	6,056	146
Superior Energy Services, Inc. ‡	5,378	93
Health Care Equipment & Supplies - 1.6%
West Pharmaceutical Services, Inc.	2,945	103
Health Care Providers & Services - 2.4%
Mednax, Inc. ‡	3,676	155
Health Care Technology - 2.7%
Allscripts-Misys Healthcare Solutions, Inc.	10,881	173
Hotels, Restaurants & Leisure - 3.7%
Cheesecake Factory ‡	7,656	133
Penn National Gaming, Inc. ‡	3,373	98
Household Durables - 2.1%
Tupperware Brands Corp.	5,185	135
IT Services - 2.4%
NeuStar, Inc. -Class A ‡	7,018	156
Leisure Equipment & Products - 1.7%
Pool Corp.	6,533	108
Life Sciences Tools & Services - 3.3%
Charles River Laboratories International, Inc. ‡	6,285	211
Machinery - 8.9%
Clarcor, Inc.	4,558	133
Lindsay Corp.	3,800	126
Titan International, Inc.	27,421	206
Watts Water Technologies, Inc. -Class A	5,155	111
Media - 0.8%
Lamar Advertising Co. -Class A ‡	3,475	53
Metals & Mining - 3.7%
Olympic Steel, Inc.	3,770	92
Thompson Creek Metals Co., Inc. ‡	14,307	146
Oil, Gas & Consumable Fuels - 1.5%
Comstock Resources, Inc. ‡	2,962	98
Pharmaceuticals - 2.0%
Sepracor, Inc. ‡	7,460	129
Professional Services - 2.4%
FTI Consulting, Inc. ‡	3,000	152
Real Estate Investment Trusts - 9.8%
Douglas Emmett, Inc.	9,090	82
Kilroy Realty Corp.	7,600	155
LaSalle Hotel Properties	11,624	143
Omega Healthcare Investors, Inc.	7,480	116
Potlatch Corp.	5,665	138
Real Estate Management & Development - 3.9%
Jones Lang Lasalle, Inc.	3,530	116
St. Joe Co. ‡	5,108	135
Road & Rail - 2.5%
Kansas City Southern ‡	10,143	163
Specialty Retail - 1.6%
Childrens Place Retail Stores, Inc. ‡	3,975	105
Trading Companies & Distributors - 3.2%
Beacon Roofing Supply, Inc. ‡	7,703	111
WESCO International, Inc. ‡	3,700	93

Total Common Stocks (cost $5,590)		6,088

	Principal	Value

REPURCHASE AGREEMENT - 4.6%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $292 on 07/01/2009 •	$292	292

Total Repurchase Agreement (cost $292)

Total Investment Securities (cost $5,882) #		6,380
Other Assets and Liabilities — Net		29

Net Assets		$6,409

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 0.61%, a maturity date of 08/25/2034, and with a market value plus accrued interest of $300.

#	Aggregate cost for federal income tax purposes is $5,882. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $915 and $417 respectively. Net unrealized appreciation for tax purposes is $498.
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

Transamerica Premier Institutional Small Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
At June 30, 2009
(all amounts in thousands)
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Consumer Discretionary	$843	$—	$—	$843
Equities — Energy	435	—	—	435
Equities — Financials	1,127	—	—	1,127
Equities — Health Care	771	—	—	771
Equities — Industrials	1,427	—	—	1,427
Equities — Information Technology	661	—	—	661
Equities — Materials	537	—	—	537
Equities — Utilities	287	—	—	287
Cash & Cash Equivalent — Repurchase Agreement	—	292	—	292
Total	$6,088	$292	$—	$6,380
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

STATEMENTS OF ASSETS & LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

								Transamerica
				Transamerica				Premier	Transamerica
	Transamerica	Transamerica		Premier	Transamerica	Transamerica		Growth	Premier High
	Premier	Premier Cash		Diversified	Premier Equity	Premier Focus		Opportunities	Yield Bond
	Balanced Fund	Reserve Fund		Equity Fund	Fund	Fund		Fund	Fund

Assets:

Investment securities, at value	$277,219	$51,664		$213,785	$416,506	$50,015		$80,347	$83,547
Repurchase agreement, at value	7,813	1,118		12,065	27,020	11,405		2,630	1,035
Prepaid money market guarantee insurance	—	7		—	—	—		—	—
Receivables:
Investment securities sold	17	—		—	—	—		1,267	987
Shares of beneficial interest sold	221	62		245	1,020	17		22	690
Interest	1,189	10		— (a)	— (a)	—	(a)	— (a)	1,932
Dividends	157	—		149	404	49		52	—
Dividend reclaims	—	—		—	—	—		2	—
Due from advisor	—	3		—	—	—		—	—
Other	—	—		—	—	—		100	—

	$286,616	$52,864		$226,244	$444,950	$61,486		$84,420	$88,191

Liabilities:
Payables:
Investment securities purchased	2,906	—		—	—	2,474		358	1,207
Shares of beneficial interest redeemed	183	128		47	891	10		7	276
Management and advisory fees	119	—		118	244	37		51	34
Distribution and service fees	62	—		50	98	13		19	12
Transfer agent fees	64	3		55	112	9		19	—	(a)
Trustees fees	1	—	(a)	1	2	—	(a)	— (a)	—	(a)
Administration fees	8	2		5	13	2		2	2
Distributions to shareholders	—	4		—	—	—		—	8
Other	45	27		39	57	21		25	19

	3,388	164		315	1,417	2,566		481	1,558

Net assets	$283,228	$52,700		$225,929	$443,533	$58,920		$83,939	$86,633

Net assets consist of:
Paid-in capital	$326,396	$52,700		$268,116	$755,085	$67,811		$105,906	$115,019
Undistributed (accumulated) net investment income (loss)	3,206	—		672	2,271	(182)		(33)	16
Accumulated net realized gain (loss) on investments	(40,176)	—		(24,354)	(269,014)	(11,984)		(20,142)	(29,113)
Net unrealized appreciation (depreciation) of investments	(6,198)	—		(18,505)	(44,809)	3,275		(1,792)	711

Net assets	$283,228	$52,700		$225,929	$443,533	$58,920		$83,939	$86,633

Institutional Class
Net assets	$—	$—		$—	$—	$—		$—	$35,181
Shares outstanding	—	—		—	—	—		—	5,926
Net asset value, offering price and redemption price per share	$—	$—		$—	$—	$—		$—	$5.94
Investor Class
Net assets	$283,228	$52,700		$225,929	$443,533	$58,920		$83,939	$51,452
Shares outstanding	15,374	52,700		20,832	29,615	3,788		4,537	8,566
Net asset value, offering price and redemption price per share	18.42	1.00		10.85	14.98	15.55		18.50	6.01

Investment securities, at cost	$283,417	$51,664		$232,290	$461,315	$46,740		$82,139	$82,836

Repurchase agreement, at cost	$7,813	$1,118		$12,065	$27,020	$11,405		$2,630	$1,035

The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

STATEMENTS OF ASSETS & LIABILITIES (continued)
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

			Transamerica				Transamerica
	Transamerica		Premier		Transamerica		Premier
	Premier		Institutional		Premier		Institutional
	Institutional		Diversified		Institutional		Small Cap
	Bond Fund		Equity Fund		Equity Fund		Value Fund

Assets:

Investment securities, at value	$1,202		$1,740		$73,227		$6,088
Repurchase agreement, at value	32		59		1,879		292
Receivables:
Shares of beneficial interest sold	—		—		138		44
Interest	14		—	(a)	—	(a)	—	(a)
Dividends	—		1		70		6
Due from advisor	4		2		—		1

	$1,252		$1,802		$75,314		$6,431

Liabilities:
Payables:
Investment securities purchased	16		—		—		—
Shares of beneficial interest redeemed	—		—		19		—
Management and advisory fees	—		—		38		—
Transfer agent fees	—	(a)	—	(a)	3		1
Trustees fees	—	(a)	—	(a)	—	(a)	—	(a)
Administration fees	—	(a)	—	(a)	2		—	(a)
Other	19		16		27		21

	35		16		89		22

Net assets	$1,217		$1,786		$75,225		$6,409

Net assets consist of:
Paid-in capital	$1,243		$1,848		$111,819		$11,786
Undistributed net investment income (loss)	—		5		485		30
Accumulated net realized gain (loss) on investments	(56)		(59)		(27,975)		(5,905)
Net unrealized appreciation (depreciation) of investments	30		(8)		(9,104)		498

Net assets	$1,217		$1,786		$75,225		$6,409

Institutional Class
Net assets	$1,217		$1,786		$75,225		$6,409
Shares outstanding	129		216		9,324		565
Net asset value, offering price and redemption price per share	$9.41		$8.26		$8.07		$11.35

Investment securities, at cost	$1,172		$1,748		$82,331		$5,590

Repurchase agreement, at cost	$32		$59		$1,879		$292

(a)	Rounds to less than $1.
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

STATEMENTS OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

			Transamerica			Transamerica
	Transamerica	Transamerica	Premier	Transamerica	Transamerica	Premier Growth
	Premier	Premier Cash	Diversified	Premier Equity	Premier Focus	Opportunities
	Balanced Fund	Reserve Fund	Equity Fund	Fund	Fund	Fund

Investment income:
Dividend income	$1,438	$—	$1,689	$3,899	$164	$472
Less withholding taxes on foreign dividends	—	—	—	(4)	(2)	— (a)
Interest income	3,201	243	— (a)	6	1	— (a)
Securities lending income (net)	23	—	36	28	10	19

	4,662	243	1,725	3,929	173	491

Expenses
Management and advisory	992	107	728	1,872	222	318
Transfer agent and shareholder servicing:
Investor Class	399	42	297	479	72	128
Distribution and service:
Investor Class	331	—	242	551	65	93
Custodian	21	7	10	27	5	8
Registration:
Investor Class	9	10	13	35	15	15
Administration	40	10	28	69	8	11
Legal	9	2	6	15	2	2
Audit	14	14	14	14	14	14
Trustees	8	2	5	13	1	2
Money market guarantee insurance	—	16	—	—	—	—
Printing and shareholder reports	21	5	14	38	4	6
Other	6	2	4	12	1	2

Total expenses	1,850	217	1,361	3,125	409	599

Reimbursed expenses and waived fees:
Investor Class	(394)	(120)	(246)	(592)	(43)	(75)

Net expenses	1,456	97	1,115	2,533	366	524

Net investment income (loss)	3,206	146	610	1,396	(193)	(33)

Net realized gain (loss) on investments:
Net realized loss on investments	(34,771)	—	(20,228)	(123,995)	(7,343)	(5,966)
Change in unrealized appreciation (depreciation) on investments	51,864	—	40,926	147,304	16,139	15,572

Net realized and unrealized gain	17,093	—	20,698	23,309	8,796	9,606

Net increase In net assets resulting from operations	$20,299	$146	$21,308	$24,705	$8,603	$9,573

The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

STATEMENTS OF OPERATIONS (continued)
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

				Transamerica			Transamerica
	Transamerica	Transamerica		Premier		Transamerica	Premier
	Premier High	Premier		Institutional		Premier	Institutional
	Yield Bond	Institutional		Diversified		Institutional	Small Cap
	Fund	Bond Fund		Equity Fund		Equity Fund	Value Fund

Investment income:
Dividend income	$11	$—		$8		$612	$42
Less withholding taxes on foreign dividends	—	—		—		(1)	—
Interest income	3,072	34		—	(a)	— (a)	—	(a)
Securities lending income (net)	3	—		—		6	—

	3,086	34		8		617	42

Expenses
Management and advisory	154	3		2		251	19
Transfer agent and shareholder servicing:
Institutional Class	— (a)	—	(a)	—	(a)	9	10
Investor Class	15	—		—		—	—
Distribution and service:
Investor Class	35	—		—		—	—
Custodian	5	6		2		6	8
Registration:
Institutional Class	—	7		7		13	8
Investor Class	19	—		—		—	—
Administration	6	—	(a)	—	(a)	10	1
Legal	2	—	(a)	—	(a)	2	—	(a)
Audit	14	14		14		14	14
Trustees	1	—	(a)	—	(a)	2	—	(a)
Printing and shareholder reports	4	—	(a)	—	(a)	5	—	(a)
Other	1	—	(a)	—	(a)	2	—	(a)

Total expenses	256	30		25		314	60

Reimbursed expenses and waived fees:
Institutional Class	—	(28)		(22)		(56)	(40)
Investor Class	(33)	—		—		—	—

Net expenses	223	2		3		258	20

Net investment income	2,863	32		5		359	22

Net realized gain (loss) on investments:
Net realized gain (loss) on investments	(637)	2		(50)		(13,346)	(889)
Change in unrealized appreciation (depreciation) on investments	12,067	55		108		18,003	1,564

Net realized and unrealized gain	11,430	57		58		4,657	675

Net increase In net assets resulting from operations	$14,293	$89		$63		$5,016	$697

(a)	Rounds to less than $1.
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

STATEMENTS OF CHANGES IN NET ASSETS
For the period or years ended:
(all amounts in thousands)

	Transamerica Premier		Transamerica Premier Cash		Transamerica Premier
	Balanced Fund		Reserve Fund		Diversified Equity Fund
	June 30, 2009	December 31,	June 30, 2009	December 31,	June 30, 2009	December 31,
	(unaudited)	2008	(unaudited)	2008	(unaudited)	2008

From operations:
Net investment income	$3,206	$6,675	$146	$2,127	$610	$915
Net realized gain (loss) on investments	(34,771)	3,790	—	(2)	(20,228)	(2,752)
Change in unrealized appreciation (depreciation) on investments	51,864	(165,457)	—	—	40,926	(127,173)

Net increase (decrease) in net assets resulting from operations	20,299	(154,992)	146	2,125	21,308	(129,010)

Distributions to shareholders
From net investment income:
Investor Class	—	(6,185)	(146)	(2,127)	—	(430)
Return of capital:
Investor Class	—	410	—	—	—	—
From net realized gains on investments:
Investor Class	—	(10,717)	—	—	—	(5,449)

Total distributions to shareholders	—	(17,312)	(146)	(2,127)	—	(5,879)

Capital Share Transactions:
Proceeds from shares sold:
Investor Class	11,849	58,202	8,859	41,721	24,556	62,498
Dividends and distributions reinvested:
Investor Class	—	17,266	139	2,078	—	3,738
Cost of shares redeemed:
Investor Class	(28,435)	(98,887)	(25,883)	(63,629)	(14,384)	(42,251)
Redemption fee:
Investor Class	—	—	—	—	4	6

Net fund shares transactions	(16,586)	(23,419)	(16,885)	(19,830)	10,176	23,991

Net increase (decrease) in net assets	3,713	(195,723)	(16,885)	(19,832)	31,484	(110,898)

Net assets
Beginning of period/year	$279,515	$475,238	$69,585	$89,417	$194,445	$305,343

End of period/year	$283,228	$279,515	$52,700	$69,585	$225,929	$194,445

Undistributed net investment income	$3,206	$—	$—	$—	$672	$62

Share Activity:
Shares issued:
Investor Class	673	2,449	8,858	41,721	2,564	4,769
Shares issued-reinvested from distributions:
Investor Class	—	1,025	139	2,078	—	388
Shares redeemed:
Investor Class	(1,734)	(4,548)	(25,884)	(63,629)	(1,541)	(3,147)
Net increase (decrease) in shares outstanding:

Investor Class	(1,061)	(1,074)	(16,887)	(19,830)	1,023	2,010

Authorized shares	60	60	510	510	50	50

The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period or years ended:
(all amounts in thousands)

	Transamerica Premier Equity		Transamerica Premier Focus		Transamerica Premier
	Fund		Fund		Growth Opportunities Fund
	June 30, 2009	December 31,	June 30, 2009	December 31,	June 30, 2009	December 31,
	(unaudited)	2008	(unaudited)	2008	(unaudited)	2008

From operations:
Net investment income (loss)	$1,396	$2,637	$(193)	$(381)	$(33)	$(561)
Net realized gain (loss) on investments	(123,995)	(145,013)	(7,343)	(4,628)	(5,966)	(14,019)
Change in unrealized appreciation (depreciation) on investments	147,304	(364,089)	16,139	(32,976)	15,572	(42,689)

Net increase (decrease) in net assets resulting from operations	24,705	(506,465)	8,603	(37,985)	9,573	(57,269)

Distributions to shareholders
From net investment income:
Investor Class	—	(1,762)	—	—	—	—
From net realized gains on investments:
Investor Class	—	(7,039)	—	(2,249)	—	—

Total distributions to shareholders	—	(8,801)	—	(2,249)	—	—

Capital Share Transactions:
Proceeds from shares sold:
Investor Class	58,458	452,101	4,739	5,204	3,772	9,811
Dividends and distributions reinvested:
Investor Class	—	8,591	—	2,226	—	—
Cost of shares redeemed:
Investor Class	(147,274)	(484,339)	(5,256)	(11,740)	(7,463)	(21,356)
Redemption fee:
Investor Class	8	137	—	6	1	19

Net fund shares transactions	(88,808)	(23,510)	(517)	(4,304)	(3,690)	(11,526)

Net increase (decrease) in net assets	(64,103)	(538,776)	8,086	(44,538)	5,883	(68,795)

Net assets
Beginning of period/year	$507,636	$1,046,412	$50,834	$95,372	$78,056	$146,851

End of period/year	$443,533	$507,636	$58,920	$50,834	$83,939	$78,056

Undistributed (accumulated) net investment income (loss)	$2,271	$875	$(182)	$11	$(33)	$—

Share Activity:
Shares issued:
Investor Class	4,426	21,310	342	274	232	429
Shares issued-reinvested from distributions:
Investor Class	—	629	—	170	—	—
Shares redeemed:
Investor Class	(11,334)	(26,291)	(383)	(649)	(475)	(968)
Net (decrease) in shares outstanding:

Investor Class	(6,908)	(4,352)	(41)	(205)	(243)	(539)

Authorized shares	70	70	60	60	60	60

The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period or years ended:
(all amounts in thousands)

					Transamerica Premier
	Transamerica Premier High		Transamerica Premier		Institutional Diversified
	Yield Bond Fund		Institutional Bond Fund		Equity Fund
	June 30, 2009	December 31,	June 30, 2009	December 31,	June 30, 2009	December 31,
	(unaudited)	2008	(unaudited)	2008	(unaudited)	2008

From operations:
Net investment income	$2,863	$4,164	$32	$54	$5	$4
Net realized gain (loss) on investments	(637)	(6,655)	2	(24)	(50)	7
Change in unrealized appreciation (depreciation) on investments	12,067	(9,237)	55	(23)	108	(315)

Net increase (decrease) in net assets resulting from operations	14,293	(11,728)	89	7	63	(304)

Distributions to shareholders
From net investment income:
Institutional Class	(1,481)	(3,216)	(31)	(55)	—	(5)
Investor Class	(1,425)	(1,081)	—	—	—	—
From net realized gains on investments:
Institutional Class	—	—	—	—	—	(21)
Investor Class	—	—	—	—	—	—

Total distributions to shareholders	(2,906)	(4,297)	(31)	(55)	—	(26)

Capital Share Transactions:
Proceeds from shares sold:
Institutional Class	4,299	2,637	14	—	1,287	2
Investor Class	53,783	39,338	—	—	—	—

	58,082	41,975	14	—	1,287	2

Dividends and distributions reinvested:
Institutional Class	1,481	3,216	31	54	—	26
Investor Class	1,381	1,006	—	—	—	—

	2,862	4,222	31	54	—	26

Cost of shares redeemed:
Institutional Class	(2,573)	(15,126)	—	—	—	—
Investor Class	(15,794)	(39,095)	—	—	—	—

	(18,367)	(54,221)	—	—	—	—

Net fund shares transactions	42,577	(8,024)	45	54	1,287	28

Net increase (decrease) in net assets	53,964	(24,049)	103	6	1,350	(302)

Net assets
Beginning of period/year	$32,669	$56,718	$1,114	$1,108	$436	$738

End of period/year	$86,633	$32,669	$1,217	$1,114	$1,786	$436

Undistributed (accumulated) net investment income (loss)	$16	$59	$—	$(1)	$5	$—

Share Activity:
Shares issued:
Institutional Class	789	405	3	—	160	1
Investor Class	9,942	5,708	—	—	—	—

	10,731	6,113	3	—	160	1

Shares issued-reinvested from distributions:
Institutional Class	269	512	3	5	—	3
Investor Class	240	153	—	—	—	—

	509	665	3	5	—	3

Shares redeemed:
Institutional Class	(478)	(2,228)	—	—	—	—
Investor Class	(2,827)	(5,766)	—	—	—	—

	(3,305)	(7,994)	—	—	—	—

Net increase (decrease) in shares outstanding:
Institutional Class	580	(1,311)	6	5	160	4
Investor Class	7,355	95	—	—	—	—

	7,935	(1,216)	6	5	160	4

Authorized shares	50	50	50	50	50	50

The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period or years ended:
(all amounts in thousands)

			Transamerica Premier
	Transamerica Premier		Institutional Small Cap Value
	Institutional Equity Fund		Fund
	June 30, 2009	December 31,	June 30, 2009	December 31,
	(unaudited)	2008	(unaudited)	2008

From operations:
Net investment income	$359	$755	$22	$177
Net realized gain (loss) on investments	(13,346)	(14,594)	(889)	(5,033)
Change in unrealized appreciation (depreciation) on investments	18,003	(43,056)	1,564	(1,195)

Net increase (decrease) in net assets resulting from operations	5,016	(56,895)	697	(6,051)

Distributions to shareholders
From net investment income:
Institutional Class	—	(734)	—	(153)
From net realized gains on investments:
Institutional Class	—	(152)	—	(55)

Total distributions to shareholders	—	(886)	—	(208)

Capital Share Transactions:
Proceeds from shares sold:
Institutional Class	13,828	69,905	2,612	18,008
Dividends and distributions reinvested:
Institutional Class	—	715	—	171
Cost of shares redeemed:
Institutional Class	(16,358)	(38,269)	(1,959)	(9,758)

Net fund shares transactions	(2,530)	32,351	653	8,421

Net increase (decrease) in net assets	2,486	(25,430)	1,350	2,162

Net assets
Beginning of period/year	$72,739	$98,169	$5,059	$2,897

End of period/year	$75,225	$72,739	$6,409	$5,059

Undistributed net investment income	$485	$126	$30	$8

Share Activity:
Shares issued:
Institutional Class	1,939	6,435	250	1,129
Shares issued-reinvested from distributions:
Institutional Class	—	98	—	19
Shares redeemed:
Institutional Class	(2,377)	(4,072)	(214)	(802)
Net increase (decrease) in shares outstanding:

Institutional Class	(438)	2,461	36	346

Authorized shares	30	30	50	50

The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

FINANCIAL HIGHLIGHTS
For the period or years ended:

	Transamerica Premier Balanced Fund
	Investor Class
For a share outstanding throughout each period	June 30, 2009 (unaudited)		December 31, 2008		December 31, 2007	December 31, 2006	December 31, 2005	December 31, 2004

Net asset value
Beginning of period/year	$17.01		$27.14		$25.24	$23.63	$22.60	$20.22

Investment operations
Net investment income (loss)(a)	0.20		0.39		0.33	0.25	0.26	(0.22)
Net realized and unrealized gain (loss) on investments	1.21		(9.43)		2.97	1.69	1.04	2.83

Total from investment operations	1.41		(9.04)		3.30	1.94	1.30	2.61

Distributions
Net investment income	—		(0.39)		(0.38)	(0.19)	(0.27)	(0.23)
Net realized gains on investments	—		(0.03)		(1.02)	(0.14)	—	—
Return of capital	—		(0.67)		—	—	—	—

Total distributions	—		(1.09)		(1.40)	(0.33)	(0.27)	(0.23)

Net asset value
End of period/year	$18.42		$17.01		$27.14	$25.24	$23.63	$22.60

Total return(b)	8.29	%(c)	(33.27%)		13.04%	8.20%	5.81%	12.92%

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.10	%(d)	1.10%		1.10%	1.10%	1.08%	1.29%
Before reimbursement/fee waiver	1.40	%(d)	1.24%		1.10%	1.10%	1.14%	1.29%
Net investment income (loss), to average net assets	2.42	%(d)	1.68%		1.21%	1.02%	1.14%	(1.04%)
Portfolio turnover rate	69	%(c)	69%		58%	45%	53%	47%
Net assets end of period/year (in thousands)	$283,228		$279,515		$475,238	$376,686	$305,892	$245,138

	Transamerica Premier Cash Reserve Fund
	Investor Class
For a share outstanding throughout each period	June 30, 2009 (unaudited)		December 31, 2008		December 31, 2007	December 31, 2006	December 31, 2005	December 31, 2004

Net asset value
Beginning of period/year	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Investment operations
Net investment income(a)	—	(e)	0.03		0.05	0.05	0.03	0.01

Total from investment operations	—	(e)	0.03		0.05	0.05	0.03	0.01

Distributions
Net investment income	—	(e)	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)

Total distributions	—	(e)	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)

Net asset value
End of period/year	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(b)	0.22	%(c)	2.57%		5.12%	4.91%	3.06%	1.16%

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.30	%(d),(f)	0.26	%(f)	0.25%	0.25%	0.25%	0.25%
Before reimbursement/fee waiver	0.67	%(d),(f)	0.58	%(f)	0.60%	0.68%	0.74%	0.63%
Net investment income, to average net assets	0.45	%(d)	2.58%		5.01%	4.87%	3.02%	1.13%
Net assets end of period/year (in thousands)	$52,700		$69,585		$89,417	$72,834	$39,405	$37,038

The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended

	Transamerica Premier Diversified Equity Fund
	Investor Class
	June 30, 2009		December 31,	December 31,	December 31,	December 31,	December 31,
For a share outstanding throughout each period	(unaudited)		2008	2007	2006	2005	2004

Net asset value
Beginning of period/year	$9.82		$17.15	$14.84	$13.69	$12.70	$11.17

Investment operations
Net investment income(a)	0.03		0.05	0.01	0.01	0.02	0.03
Net realized and unrealized gain (loss) on investments	1.00		(7.08)	2.77	1.28	0.99	1.51

Total from investment operations	1.03		(7.03)	2.78	1.29	1.01	1.54

Distributions
Net investment income	—		(0.02)	— (e)	—	(0.02)	(0.01)
Net realized gains on investments	—		(0.28)	(0.47)	(0.14)	—	—

Total distributions	—		(0.30)	(0.47)	(0.14)	(0.02)	(0.01)

Net asset value
End of period/year	$10.85		$9.82	$17.15	$14.84	$13.69	$12.70

Total return(b)	10.49	%(c)	(40.93%)	18.68%	9.42%	7.93%	13.81%

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.15	%(d)	1.15%	1.15%	1.15%	1.10%	1.20%
Before reimbursement/fee waiver	1.40	%(d)	1.29%	1.15%	1.15%	1.31%	1.47%
Net investment income, to average net assets	0.63	%(d)	0.35%	0.08%	0.04%	0.13%	0.28%
Portfolio turnover rate	13	%(c)	44%	29%	36%	35%	30%
Net assets end of period/year (in thousands)	$225,929		$194,445	$305,343	$207,607	$148,927	$71,487

	Transamerica Premier Equity Fund
	Investor Class
	June 30, 2009		December 31,	December 31,	December 31,	December 31,	December 31,
For a share outstanding throughout each period	(unaudited)		2008	2007	2006	2005	2004

Net asset value
Beginning of period/year	$13.90		$25.60	$22.52	$22.05	$19.46	$16.90

Investment operations
Net investment income (loss)(a)	0.04		0.06	(0.03)	(0.07)	(0.08)	(0.02)
Net realized and unrealized gain (loss) on investments	1.04		(11.52)	3.45	1.74	3.19	2.58

Total from investment operations	1.08		(11.46)	3.42	1.67	3.11	2.56

Distributions
Net investment income	—		(0.05)	—	—	—	—
Net realized gains on investments	—		(0.19)	(0.34)	(1.20)	(0.52)	—

Total distributions	—		(0.24)	(0.34)	(1.20)	(0.52)	—

Net asset value
End of period/year	$14.98		$13.90	$25.60	$22.52	$22.05	$19.46

Total return(b)	7.77	%(c)	(44.74%)	15.19%	7.54%	15.96%	15.15%

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.15	%(d)	1.15%	1.15%	1.15%	1.09%	1.29%
Before reimbursement/fee waiver	1.42	%(d)	1.30%	1.15%	1.15%	1.09%	1.29%
Net investment income (loss), to average net assets	0.63	%(d)	0.29%	(0.14%)	(0.28%)	(0.38%)	(0.13%)
Portfolio turnover rate	18	%(c)	47%	40%	37%	32%	34%
Net assets end of period/year (in thousands)	$443,533		$507,636	$1,046,412	$570,680	$423,181	$179,454

The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended

	Transamerica Premier Focus Fund
	Investor Class
	June 30, 2009		December 31,	December 31,	December 31,	December 31,	December 31,
For a share outstanding throughout each period	(unaudited)		2008	2007	2006	2005	2004

Net asset value
Beginning of period/year	$13.28		$23.64	$19.65	$18.59	$16.01	$13.87

Investment operations
Net investment loss(a)	(0.05)		(0.10)	(0.11)	(0.11)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	2.32		(9.65)	4.11	1.17	2.64	2.21

Total from investment operations	2.27		(9.75)	4.00	1.06	2.58	2.14

Distributions
Net realized gains on investments	—		(0.61)	(0.01)	—	—	—

Total distributions	—		(0.61)	(0.01)	—	—	—

Net asset value
End of period/year	$15.55		$13.28	$23.64	$19.65	$18.59	$16.01

Total return(b)	17.09	%(c)	(41.19%)	20.35%	5.70%	16.12%	15.43%

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.40	%(d)	1.37%	1.18%	1.20%	1.32%	1.36%
Before reimbursement/fee waiver	1.57	%(d)	1.37%	1.18%	1.20%	1.32%	1.36%
Net investment loss, to average net assets	(0.74	%)(d)	(0.52%)	(0.50%)	(0.61%)	(0.38%)	(0.48%)
Portfolio turnover rate	32	%(c)	66%	51%	46%	67%	64%
Net assets end of period/year (in thousands)	$58,920		$50,834	$95,372	$87,200	$111,705	$92,565

	Transamerica Premier Growth Opportunities Fund
	Investor Class
	June 30, 2009		December 31,	December 31,	December 31,	December 31,	December 31,
For a share outstanding throughout each period	(unaudited)		2008	2007	2006	2005	2004

Net asset value
Beginning of period/year	$16.33		$27.61	$23.50	$22.56	$19.73	$16.99

Investment operations
Net investment loss(a)	(0.01)		(0.11)	(0.14)	(0.10)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	2.18		(11.17)	5.56	1.04	2.88	2.82

Total from investment operations	2.17		(11.28)	5.42	0.94	2.83	2.74

Distributions
Net realized gains on investments	—		—	(1.31)	—	—	—

Total distributions	—		—	(1.31)	—	—	—

Net asset value
End of period/year	$18.50		$16.33	$27.61	$23.50	$22.56	$19.73

Total return(b)	13.29	%(c)	(40.85%)	23.01%	4.17%	14.36%	16.13%

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.40	%(d)	1.38%	1.17%	1.17%	1.31%	1.36%
Before reimbursement/fee waiver	1.60	%(d)	1.38%	1.17%	1.17%	1.31%	1.36%
Net investment loss, to average net assets	(0.09	%)(d)	(0.50%)	(0.52%)	(0.43%)	(0.24%)	(0.44%)
Portfolio turnover rate	33	%(c)	56%	77%	64%	52%	37%
Net assets end of period/year (in thousands)	$83,939		$78,056	$146,851	$131,991	$152,064	$118,442
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended

	Transamerica Premier High Yield Bond Fund
	Investor Class
	June 30, 2009		December 31,	December 31,	December 31,	December 31,	December 31,
For a share outstanding throughout each period	(unaudited)		2008	2007	2006	2005	2004

Net asset value
Beginning of period/year	$5.03		$7.36	$7.86	$7.71	$8.00	$7.76

Investment operations
Net investment income(a)	0.28		0.57	0.55	0.53	0.50	0.52
Net realized and unrealized gain (loss) on investments	0.96		(2.32)	(0.50)	0.14	(0.28)	0.25

Total from investment operations	1.24		(1.75)	0.05	0.67	0.22	0.77

Distributions
Net investment income	(0.26)		(0.58)	(0.55)	(0.52)	(0.51)	(0.53)

Total distributions	(0.26)		(0.58)	(0.55)	(0.52)	(0.51)	(0.53)

Net asset value
End of period/year	$6.01		$5.03	$7.36	$7.86	$7.71	$8.00

Total return(b)	25.10	%(c)	(25.19%)	0.59%	9.01%	2.93%	10.38%

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.90	%(d)	0.90%	0.90%	0.90%	0.90%	0.90%
Before reimbursement/fee waiver	1.14	%(d)	1.37%	1.32%	1.19%	1.34%	1.43%
Net investment income, to average net assets	9.81	%(d)	8.36%	7.04%	6.81%	6.46%	6.75%
Portfolio turnover rate	26	%(c)	82%	89%	127%	93%	152%
Net assets end of period/year (in thousands)	$51,452		$6,087	$8,209	$16,418	$12,062	$8,227

	Transamerica Premier High Yield Bond Fund
	Institutional Class
	June 30, 2009		December 31,	December 31,	December 31,	December 31,	December 31,
For a share outstanding throughout each period	(unaudited)		2008	2007	2006	2005	2004

Net asset value
Beginning of period/year	$4.97		$7.29	$7.79	$7.65	$7.95	$7.70

Investment operations
Net investment income(a)	0.27		0.57	0.57	0.55	0.52	0.54
Net realized and unrealized gain (loss) on investments	0.96		(2.30)	(0.49)	0.13	(0.29)	0.26

Total from investment operations	1.23		(1.73)	0.08	0.68	0.23	0.80

Distributions
Net investment income	(0.26)		(0.59)	(0.58)	(0.54)	(0.53)	(0.55)

Total distributions	(0.26)		(0.59)	(0.58)	(0.54)	(0.53)	(0.55)

Net asset value
End of period/year	$5.94		$4.97	$7.29	$7.79	$7.65	$7.95

Total return(b)	25.33	%(c)	(25.13%)	0.86%	9.23%	3.08%	10.88%

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.64	%(d)	0.65%	0.65%	0.64%	0.65%	0.63%
Before reimbursement/fee waiver	0.64	%(d)	0.65%	0.66%	0.64%	0.70%	0.63%
Net investment income, to average net assets	9.91	%(d)	8.77%	7.30%	7.09%	6.65%	7.06%
Portfolio turnover rate	26	%(c)	82%	89%	127%	93%	152%
Net assets end of period/year (in thousands)	$35,181		$26,582	$48,509	$105,597	$97,480	$135,161
The notes to the financial statements are an integral part of this report.

Transamerica Premier Funds	Semi-Annual Report 2009

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended

	Transamerica Premier Institutional Bond Fund
	Institutional Class
	June 30, 2009		December 31,	December 31,	December 31,	December 31,
For a share outstanding throughout each period	(unaudited)		2008	2007	2006	2005(g)

Net asset value
Beginning of period/year	$8.96		$9.36	$9.41	$9.75	$10.00

Investment operations
Net investment income(a)	0.25		0.45	0.47	0.46	0.38
Net realized and unrealized gain (loss) on investments	0.44		(0.40)	(0.04)	(0.10)	(0.23)

Total from investment operations	0.69		0.05	0.43	0.36	0.15

Distributions
Net investment income	(0.24)		(0.45)	(0.48)	(0.48)	(0.40)
Return of capital	—		—	—	(0.22)	—

Total distributions	(0.24)		(0.45)	(0.48)	(0.70)	(0.40)

Net asset value
End of period/year	$9.41		$8.96	$9.36	$9.41	$9.75

Total return(b)	7.86	%(c)	0.56%	4.68%	3.88%	1.53	%(c)

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.45	%(d)	0.45%	0.45%	0.45%	0.45	%(d)
Before reimbursement/fee waiver	5.26	%(d)	5.50%	6.25%	5.74%	7.97	%(d)
Net investment income, to average net assets	5.58	%(d)	4.91%	5.00%	4.80%	4.18	%(d)
Portfolio turnover rate	107	%(c)	109%	88%	151%	269	%(c)
Net assets end of period/year (in thousands)	$1,217		$1,114	$1,108	$1,067	$1,027

	Transamerica Premier Institutional Diversified Equity Fund
	Institutional Class
	June 30, 2009		December 31,	December 31,	December 31,	December 31,
For a share outstanding throughout each period	(unaudited)		2008	2007	2006	2005(g)

Net asset value
Beginning of period/year	$7.79		$14.06	$12.21	$11.14	$10.00

Investment operations
Net investment income(a)	0.06		0.09	0.06	0.05	0.05
Net realized and unrealized gain (loss) on investments	0.41		(5.87)	2.43	1.02	1.14

Total from investment operations	0.47		(5.78)	2.49	1.07	1.19

Distributions
Net investment income	—		(0.09)	(0.06)	—	(0.05)
Net realized gains on investments	—		(0.40)	(0.58)	—	—

Total distributions	—		(0.49)	(0.64)	—	(0.05)

Net asset value
End of period/year	$8.26		$7.79	$14.06	$12.21	$11.14

Total return(b)	6.03	%(c)	(41.06%)	20.34%	9.61%	11.88	%(c)

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.75	%(d)	0.75%	0.75%	0.75%	0.75	%(d)
Before reimbursement/fee waiver	7.51	%(d)	8.87%	9.02%	8.90%	9.27	%(d)
Net investment income, to average net assets	1.52	%(d)	0.74%	0.44%	0.40%	0.52	%(d)
Portfolio turnover rate	13	%(c)	46%	31%	40%	38	%(c)
Net assets end of period/year (in thousands)	$1,786		$436	$738	$613	$559
The notes to the financial statements are an integral part of this report

Transamerica Premier Funds	Semi-Annual Report 2009

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended

	Transamerica Premier Institutional Equity Fund
	Institutional Class
	June 30, 2009		December 31,	December 31,	December 31,	December 31,	December 31,
For a share outstanding throughout each period	(unaudited)		2008	2007	2006	2005	2004(h)

Net asset value
Beginning of period/year	$7.45		$13.45	$12.21	$11.41	$11.11	$10.00

Investment operations
Net investment income (loss)(a)	0.04		0.08	0.04	0.01	(0.01)	0.08
Net realized and unrealized gain (loss) on investments	0.58		(5.99)	1.79	0.93	1.91	1.40

Total from investment operations	0.62		(5.91)	1.83	0.94	1.90	1.48

Distributions
Net investment income	—		(0.07)	(0.01)	(0.01)	—	(0.36)
Net realized gains on investments	—		(0.02)	(0.58)	(0.13)	(1.60)	(0.01)

Total distributions	—		(0.09)	(0.59)	(0.14)	(1.60)	(0.37)

Net asset value
End of period/year	$8.07		$7.45	$13.45	$12.21	$11.41	$11.11

Total return(b)	8.32	%(c)	(43.92%)	14.96%	8.22%	17.03%	11.51	%(c)

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.75	%(d)	0.75%	0.75%	0.75%	0.75%	0.75	%(d)
Before reimbursement/fee waiver	0.91	%(d)	0.85%	0.90%	0.93%	1.05%	0.90	%(d)
Net investment income (loss), to average net assets	1.05	%(d)	0.74%	0.28%	0.09%	(0.06%)	1.31	%(d)
Portfolio turnover rate	18	%(c)	35%	47%	31%	122%	18	%(c)
Net assets end of period/year (in thousands)	$75,225		$72,739	$98,169	$58,448	$44,106	$62,110

	Transamerica Premier Institutional Small Cap Value Fund
	Institutional Class
	June 30, 2009		December 31,	December 31,	December 31,	December 31,
For a share outstanding throughout each period	(unaudited)		2008	2007	2006	2005(g)

Net asset value
Beginning of period/year	$9.56		$15.81	$12.32	$10.73	$10.00

Investment operations
Net investment income(a)	0.05		0.36	0.22	0.14	0.10
Net realized and unrealized gain (loss) on investments	1.74		(6.23)	3.87	1.88	1.17

Total from investment operations	1.79		(5.87)	4.09	2.02	1.27

Distributions
Net investment income	—		(0.28)	(0.29)	(0.12)	(0.08)
Net realized gains on investments	—		(0.10)	(0.31)	(0.31)	(0.46)

Total distributions	—		(0.38)	(0.60)	(0.43)	(0.54)

Net asset value
End of period/year	$11.35		$9.56	$15.81	$12.32	$10.73

Total return(b)	18.72	%(c)	(37.01%)	33.12%	18.74%	12.67	%(c)

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.85	%(d)	0.85%	0.85%	0.85%	0.85	%(d)
Before reimbursement/fee waiver	2.59	%(d)	1.95%	6.37%	8.68%	9.32	%(d)
Net investment income, to average net assets	0.94	%(d)	2.62%	1.49%	1.15%	1.00	%(d)
Portfolio turnover rate	74	%(c)	135%	31%	53%	53	%(c)
Net assets end of period/year (in thousands)	$6,409		$5,059	$2,897	$674	$563
The notes to the financial statements are an integral part of this report.

Transamerica Premier Funds	Semi-Annual Report 2009

FINANCIAL HIGHLIGHTS (continued)
For the period or years ended

(a)	Calculated based on the average number of shares outstanding during the period.

(b)	Total Return represents aggregate total return for each period.

(c)	Not annualized.

(d)	Annualized.

(e)	Rounds to less than $0.01 or $(0.01) per share.

(f)	Includes Money Market Guarantee expense. The impact of the Money Market Guarantee expense is 0.01% and 0.05% for 2008 and 2009, respectively.

(g)	Commenced operations on February 1, 2005.

(h)	Commenced operations on June 1, 2004.
The notes to the financial statements are an integral part of this report.

Transamerica Premier Funds	Semi-Annual Report 2009

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Investors, Inc. (the “Company”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Company is composed of eleven Funds: Transamerica Premier Balanced Fund (the “Balanced Fund”), Transamerica Premier Cash Reserve Fund (the “Cash Reserve Fund”), Transamerica Premier Diversified Equity Fund (the “Diversified Equity Fund”), Transamerica Premier Equity Fund (the “Equity Fund”), Transamerica Premier Focus Fund (the “Focus Fund”), Transamerica Premier Growth Opportunities Fund (the “Growth Opportunities Fund”), Transamerica Premier High Yield Bond Fund (the “High Yield Bond Fund”), Transamerica Premier Institutional Bond Fund (the “Institutional Bond Fund”), Transamerica Premier Institutional Diversified Equity Fund (the “Institutional Diversified Equity Fund”), Transamerica Premier Institutional Equity Fund (the “Institutional Equity Fund”), and Transamerica Premier Institutional Small Cap Value Fund (the “Institutional Small Cap Value Fund”), and (individually, a “Fund” and collectively, the “Funds”). All of the Funds are diversified except the Focus Fund, which is non-diversified under the 1940 Act. For information on investment objectives and strategies, please refer to the Funds’ prospectus.
The Company currently offers two classes of shares, either an Investor and/or an Institutional class in each of the Funds.
This report should be read in conjunction with the Funds’ current prospectus, which contains more complete information.
In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.
Multiple class operations and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Funds’ investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.
As permitted under Rule 2a-7 of the 1940 Act, the Cash Reserve Fund values its securities at amortized cost, which with accrued interest approximates fair value.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Funds are subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).
Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Funds’ investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of each Funds’ Schedules of Investments.

Transamerica Premier Funds	Semi-Annual Report 2009

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Repurchase agreements: The Funds are authorized to enter into repurchase agreements. The Funds, through their custodian, receive delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Funds will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: Transamerica Investment Management, LLC is the only sub-adviser to the Funds and to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Funds with broker/dealers with which Transamerica Premier Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds within Transamerica Premier Funds, or by any other party.
Recaptured commissions for the period ended June 30, 2009 are included in net realized gains in the Statements of Operations and are summarized as follows:

Fund	Commissions

Balanced Fund	$5
Diversified Equity Fund	4
Equity Fund	15
Focus Fund	1
Growth Opportunities Fund	3
Institutional Diversified Equity Fund	—	*
Institutional Equity Fund	2
Institutional Small Cap Value Fund	1

*	Amount rounds to less than $1.
Securities lending: The Funds may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Funds to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Funds may experience losses related to the investment collateral. To minimize certain of these risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Funds attempt to increase their net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statements of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedules of Investments and Statements of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Securities transactions and investment income: Securities transactions are recorded as of the trade date. Gains and losses on sales of securities are determined on the identified cost basis for both financial statement and federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Discount is recorded on a daily basis using the effective yield method, except the Cash Reserve Fund, which recognizes discount and premium on a straight-line basis. Dividend income is recorded on the ex-dividend date.
Dividend income, related to Real Estate Investment Trusts (“REIT”), is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
Temporary guarantee program: Transamerica Premier Cash Reserve has enrolled in the U.S. Department of the Treasury’s “Treasury” Temporary Guarantee Program for Money Market Funds (the “Program”) through September 18, 2009. Under the Program, the Treasury guarantees the $1.00 dollar per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations “Covered Shares”.
The guarantee will be triggered if the market-based net asset value of any class percentage of Transamerica Premier Cash Reserve is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, Transamerica Premier Cash Reserve would be required to liquidate. Upon liquidation and subject to the availability of funds under the Program, eligible shareholders would be entitled to receive payments equal to $1.00 per Covered Share. The number of Covered Shares held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs.

Transamerica Premier Funds	Semi-Annual Report 2009

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
The initial period of the Program covered a three month period from September 19, 2008 to December 18, 2008. The program was extended from December 19, 2008 through April 30, 2009, and again from May 1, 2009 through September 18, 2009 (the “Program Extension Periods”). Participation in the Program extension periods required payment of additional fees. Transamerica Premier Cash Reserve paid to the Treasury a fee of 0.01% of its net assets as of September 19, 2008 to participate in the initial three month period of the Program and a fee of 0.015% of its net assets as of September 19, 2008 to participate in each of the Program Extension Periods. These expenses are borne by the Cash Reserve Fund without regard to any expense limitation agreement in effect.
NOTE 2. RELATED PARTY TRANSACTIONS
The Company has an Investment Advisory Agreement on behalf of each Fund (the “Agreement”) with TAM, an affiliate of AEGON N.V., a Netherlands corporation. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) serves as administrator and transfer agent to the Funds. TFS is also an affiliate of AEGON N.V.
Transamerica Capital, Inc. (“TCI”) is the principal underwriter and distributor of the shares for each of the Funds. TCI is an affiliate of AEGON N.V.
Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and is sub-adviser of the Funds.
Certain directors and officers of the Funds are also directors and officers of TAM, TFS, TIM, and TCI.
The aggregate fee expensed to all directors who are not affiliated persons of TAM for the period ended June 30, 2009 can be found in the Statements of Operations.
As of June 30, 2009, TAM and its affiliates held the following percentages of outstanding shares:

Outstanding
Fund	Shares %

Balanced Fund	8%
Cash Reserve Fund	3%
Diversified Equity Fund	3%
Equity Fund	2%
Focus Fund	21%
Growth Opportunities Fund	19%
Institutional Bond Fund	99%
Institutional Diversified Equity Fund	26%
Institutional Small Cap Value Fund	10%
At the commencement of operations of each of these Funds and classes, TIM, an affiliate, invested in each Fund. As of June 30, 2009, TIM had investments in the Funds as follows:

	Market	% of Fund’s
Fund Name	Value	Net Assets

Institutional Bond Fund	$1,202	98.74%
Institutional Diversified Equity Bond	461	25.83
Institutional Equity Fund	493	0.66
Institutional Small Cap Value Fund	666	10.39

Transamerica Premier Funds	Semi-Annual Report 2009

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Investment advisory fees: For its services to the Funds, TAM receives a monthly fee, based on an annual percentage of the average daily net assets of each Fund. The annual fees for the following Funds are:

Fund	Advisory Fee Rate

Balanced Fund

First $1 billion	0.75%
Over $1 billion up to $2 billion	0.72
Over $2 billion	0.70

Cash Reserve Fund	0.33

Diversified Equity Fund

First $1 billion	0.75
Over $1 billion up to $2 billion	0.72
Over $2 billion	0.70

Equity Fund

First $1 billion	0.85
Over $1 billion up to $2 billion	0.82
Over $2 billion	0.80

Focus Fund

First $1 billion	0.85
Over $1 billion up to $2 billion	0.82
Over $2 billion	0.80

Growth Opportunities Fund

First $1 billion	0.85
Over $1 billion up to $2 billion	0.82
Over $2 billion	0.80

High Yield Bond Fund	0.53

Institutional Bond Fund	0.43

Institutional Diversified Equity Fund	0.73

Institutional Equity Fund	0.73

Institutional Small Cap Value Fund	0.83

TAM has agreed to waive its fees and assume any other operating expenses (other than certain extraordinary or nonrecurring expenses) which together exceed a specified percentage of the average daily net assets of that Fund.
These waivers and subsidies may be terminated at any time without notice.
The specified percentages are as follows:

Fund	Investor Class	Institutional Class

Balanced Fund	1.10%	—
Cash Reserve Fund	0.25%	—
Diversified Equity Fund	1.15%	—
Equity Fund	1.15%	—
Focus Fund	1.40%	—
Growth Opportunities Fund	1.40%	—
High Yield Bond Fund	0.90%	0.65%
Institutional Bond Fund	—	0.45%
Institutional Diversified Equity Fund	—	0.75%
Institutional Equity Fund	—	0.75%
Institutional Small Cap Value Fund	—	0.85%
If Fund expense, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Funds may be required to pay the adviser a portion or all of the previously waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. The following amounts available for recapture as of June 30, 2009 were as follows:

Fund	Available for Recapture at 06/30/2009

Balanced Fund	$526
Cash Reserve Fund	223
Diversified Equity Fund	348
Equity Fund	1,342
High Yield Bond Fund	52
Institutional Bond Fund	46
Institutional Diversified Equity Fund	40
Institutional Equity Fund	90
Institutional Small Cap Value Fund	66

Transamerica Premier Funds	Semi-Annual Report 2009

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Distribution and service fees: The 12b-1 plans of distribution and related distribution contracts require the Funds to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. For the Investor Shares, there is an annual 12b-1 distribution fee of 0.25% of the average daily net assets, except for the Transamerica Premier Cash Reserve Fund. TCI agreed to waive the distribution fees until at least April 30, 2010 for the Cash Reserve Fund. The fee waivers may be terminated at any time without notice after April 30, 2010. For the Institutional Shares, there is no annual 12b-1 distribution fee. This fee is paid to securities dealers and financial intermediaries for providing personal services and account maintenance for their customers who hold such shares.
Administrative services: The Company entered into an Administrative Services Agreement with TFS for financial and legal fund administration services which include such items as compliance, expenses, financial statement and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support and other legal matters. The Company pays TFS the greater of an annual fee of 0.02% of average net assets of the Funds, or $385 allocated based pro rata on the average net assets of the Funds.
Transfer agent fees: Transfer agent fees paid to TFS on behalf of the Funds for the period ended June 30, 2009 can be found in the Statement of Operations.
Deferred Compensation Plan: Each eligible independent Fund Director may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Directors may defer payment of all or a portion of their total fees earned as a Fund Director. Each Director who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds or investment options under Transamerica Partners Funds Group II or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of the Funds.
NOTE 3. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 2009 was as follows:

		U.S.		U.S.
		Government	Proceeds	Government
Fund	Purchases	Purchases	from Sales	Sales

Balanced Fund	$200,592	$63,068	$246,055	$43,556
Diversified Equity Fund	127,987	—	108,264	—
Equity Fund	410,229	—	419,188	—
Focus Fund	42,908	—	55,843	—
Growth Opportunities Fund	60,263	—	70,580	—
High Yield Bond Fund	37,464	—	46,784	—
Institutional Bond Fund	853	461	953	286
Institutional Diversified Equity Fund	298	—	267	—
Institutional Equity Fund	66,908	—	33,946	—
Institutional Small Cap Value Fund	17,320	—	8,290	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Funds have not made any provisions for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. Management has evaluated the Funds’ tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses and distribution reclasses.

Transamerica Premier Funds	Semi-Annual Report 2009

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 5. SUBSEQUENT EVENTS
The Board of Directors approved an Agreement and Plan of Reorganization relating to the proposed reorganization of the following Funds:

Target Fund(s)	Destination Fund
Transamerica Premier Balanced Fund	Transamerica Balanced*
Transamerica Value Balanced*

Transamerica Premier Cash Reserve Fund	Transamerica Money Market*

Transamerica Premier Diversified Equity Fund	Transamerica Diversified Equity*
Transamerica Premier Institutional Diversified Equity Fund
Transamerica Science & Technology*
Transamerica Templeton Global*

Transamerica Premier Equity Fund	Transamerica Equity*
Transamerica Premier Institutional Equity Fund

Transamerica Premier Focus Fund	Transamerica Legg Mason Partners All Cap*

Transamerica Premier Growth Opportunities Fund	Transamerica Growth Opportunities*

Transamerica Premier High Yield Bond Fund	Transamerica High Yield Bond*

*	These Funds are apart of the Transamerica Fund Complex
An information statement/prospectus will be sent to shareholders to discuss the transaction in detail. The reorganization is expected to take place during the fourth quarter of 2009.
The Board of Directors approved the termination and liquidation of Transamerica Premier Institutional Bond Fund and Transamerica Premier Institutional Small Cap Value Fund. These funds will be liquidated on or about September 30, 2009.

Transamerica Premier Funds	Semi-Annual Report 2009

TRANSAMERICA INVESTORS, INC.
TRANSAMERICA PREMIER BALANCED FUND
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Directors of Transamerica Investors, Inc. (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Premier Balanced Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Directors determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Directors requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Directors noted that TAM and the Sub-Adviser do not manage any comparable separate accounts. The Directors also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Directors evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Directors also reviewed the Sub-Adviser’s investment approach for the Fund. The Directors noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Directors determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was below the median for its peer universe for the past 1- and 3-year periods and in line with the median for its peer universe for the past 5-year period. The Directors discussed the reasons for the underperformance, and agreed they would continue to monitor the performance of the Fund closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Investors, Inc. as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Directors noted that the Fund’s contractual management fee was in line with the median for its expense group and above the median for its expense universe and that the total expenses of the Fund were above the medians for its expense group and universe. Based on their review, the Directors determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Directors considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Directors also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Directors noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Directors favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Directors also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Directors, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA PREMIER CASH RESERVE FUND
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Directors of Transamerica Investors, Inc. (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Premier Cash Reserve Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Directors determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Directors requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Directors also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Directors evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Directors also reviewed the Sub-Adviser’s investment approach for the Fund. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Directors determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was in the first quintile of its peer universe for the past 1-, 3- and 5- year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Investors, Inc. as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Directors noted that the Fund’s contractual management fee and total expenses were below the medians for its expense group and universe. Based on their review, the Directors determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Directors considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Directors considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Directors also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Directors noted that TAM would not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Directors favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Directors also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Directors, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Directors of Transamerica Investors, Inc. (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Premier Diversified Equity Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Directors determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Directors requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Directors also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Directors evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Directors also reviewed the Sub-Adviser’s investment approach for the Fund. The Directors noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Directors determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was below the median for its peer universe for the past 1-year period and above the median for its peer universe for the past 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Investors, Inc. as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Directors noted that the Fund’s contractual management fee was below the medians for its expense group and universe and that the total expenses of the Fund were in line with the medians for its expense group and universe. Based on their review, the Directors determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Directors considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Directors also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Directors noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Directors favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Directors also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Directors, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA PREMIER EQUITY FUND
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Directors of Transamerica Investors, Inc. (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Premier Equity Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Directors determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Directors requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Directors also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Directors evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Directors also reviewed the Sub-Adviser’s investment approach for the Fund. The Directors noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Directors determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was below the median for its peer universe for the past 1- and 3-year periods and above the median for its peer universe for the past 5-year period. The Directors discussed the reasons for the underperformance with TAM, and agreed that they would continue to monitor the performance of the Fund closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Investors, Inc. as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Directors noted that the Fund’s contractual management fee was above the medians for its expense group and universe and that the total expenses of the Fund were in line with the medians for its expense group and universe. Based on their review, the Directors determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Directors considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Directors also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Directors noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Directors favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Directors also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Directors, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA PREMIER FOCUS FUND
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Directors of Transamerica Investors, Inc. (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Premier Focus Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Directors determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Directors requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Directors also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Directors evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Directors also reviewed the Sub-Adviser’s investment approach for the Fund. The Directors noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Directors determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was in line with the median for its peer universe for the past 1-year period and above the median for its peer universe for the past 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Investors, Inc. as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Directors noted that the Fund’s contractual management fee was below the median for its expense group and in line with median for its expense universe and that the total expenses of the Fund were in line with the median for its expense group and above the median for its expense universe. Based on their review, the Directors determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Directors considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Directors also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Directors noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Directors favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. [The Directors also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Directors, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Directors of Transamerica Investors, Inc. (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Premier Growth Opportunities Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Directors determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Directors requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Directors also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Directors evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Directors also reviewed the Sub-Adviser’s investment approach for the Fund. The Directors noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Directors determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was above the median for its peer universe for the past 1-, 3- and 5- year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Investors, Inc. as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Directors noted that the Fund’s contractual management fee was below the median for its expense group and in line with median for its expense universe and that the total expenses of the Fund were in line with the median for its expense group and above the median for its expense universe. Based on their review, the Directors determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Directors considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Directors also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Directors noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Directors favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Directors also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Directors, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA PREMIER HIGH YIELD BOND FUND
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Directors of Transamerica Investors, Inc. (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Premier High Yield Bond Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Directors determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Directors requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Directors also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Directors evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Directors also reviewed the Sub-Adviser’s investment approach for the Fund. The Directors noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Directors determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was in line with the median for its peer universe for the past 1- and 5-year periods and below the median for its peer universe for the past 3- year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Investors, Inc. as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Directors noted that the Fund’s contractual management fee was below the medians for its expense group and universe and that the total expenses of the Fund were in line with the medians for its expense group and universe. Based on their review, the Directors determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Directors considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Directors considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Directors also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Directors noted that TAM would not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Directors favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Directors also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Directors, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Directors of Transamerica Investors, Inc. (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Premier Institutional Bond Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Directors determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Directors requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Directors also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Directors evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Directors also reviewed the Sub-Adviser’s investment approach for the Fund. The Directors noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Directors determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was above the median for its peer universe for the past 1- and 3- year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Investors, Inc. as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Directors noted that the Fund’s contractual management fee and total expenses were below the medians for its expense group and universe. Based on their review, the Directors determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Directors considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Directors considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Directors also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Directors noted that TAM would not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Directors favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Directors also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Directors, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Directors of Transamerica Investors, Inc. (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Premier Institutional Diversified Equity Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Directors determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Directors requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Directors also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Directors evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Directors also reviewed the Sub-Adviser’s investment approach for the Fund. The Directors noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Directors determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was above the median for its peer universe for the past 1- and 3-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Investors, Inc. as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Directors noted that the Fund’s contractual management fee and total expenses were below the medians for its expense group and universe. Based on their review, the Directors determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Directors considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Directors considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Directors also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Directors noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Directors favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Directors also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Directors, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Directors of Transamerica Investors, Inc. (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Premier Institutional Equity Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Directors determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Directors requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Directors also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Directors evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Directors also reviewed the Sub-Adviser’s investment approach for the Fund. The Directors noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Directors determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was below the median for its peer universe for the past 1- and 3-year periods. The Directors discussed the reasons for the underperformance with TAM, and agreed that they would continue to monitor the performance of the Fund closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Investors, Inc. as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Directors noted that the Fund’s contractual management fee was below the median for its expense group and in line with median for its expense universe and that the total expenses of the Fund were below the medians for its expense group and universe. Based on their review, the Directors determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Directors considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Directors considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Directors also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Directors noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Directors favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Directors also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Directors, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA PREMIER INSTITUTIONAL SMALL CAP VALUE FUND
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Directors of Transamerica Investors, Inc. (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Premier Institutional Small Cap Value Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Directors determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Directors requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Directors also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Directors evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Directors also reviewed the Sub-Adviser’s investment approach for the Fund. The Directors noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Directors determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was in line with the median for its peer universe for the past 1-year period and above the median for its peer universe for the past 3-year period. The Board also noted that the current management team took over the Fund on October 1, 2008. The Directors agreed that they would continue to monitor the performance of the new management team closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Investors, Inc. as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Directors noted that the Fund’s contractual management fee and total expenses were below the medians for its expense group and universe. Based on their review, the Directors determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Directors considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Directors considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Directors also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Directors noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Directors favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Directors also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Directors, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

Transamerica Premier Funds
Investment Adviser
Transamerica Asset Management, Inc.
570 Carillon Parkway
St. Petersburg, FL 33716
Distributor
Transamerica Capital, Inc.
4600 South Syracuse Street
Denver, CO 80237
Custodian
State Street Bank & Trust Company
200 Clarendon Street
Boston, MA 02116
Transfer Agent
Transamerica Fund Services, Inc.
570 Carillon Parkway
St. Petersburg, Florida 33716
PROXY VOTING POLICIES AND PROCEDURES
A description of the Transamerica Premier Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-800-892-7587 (toll free) or on the Securities and Exchange Commission (SEC) website www.sec.gov.
In addition, the Funds are required to file SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30th no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-800-892-7587; and (2) on the SEC’s website at www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q which is available on the SEC website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS
Every year, we send shareholders informative materials such as the Transamerica Premier Funds Annual Report, the Transamerica Premier Funds Prospectus, and other required documents that keep you informed regarding your funds.
Transamerica Premier Funds will only send one piece per mailing address, a method that saves your funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Premier Funds Customer Service Representative; toll free, at 1-800-892-7587, 8:00 a.m. to 7:00 p.m. Eastern Time, Monday — Friday. Your request will take effect within 30 days.

Transamerica Fund Services, Inc.
P.O. BOX 219427
Kansas City, MO 64121-9427
This report must be preceded or accompanied by a current prospectus that contains complete information about Transamerica Premier Funds including charges and expenses and other important facts. Investors should carefully consider their investment objectives and risks, along with a product’s charges and expenses, before investing. Please read the prospectus carefully before investing
This report is for the information of the shareholders of Transamerica Premier Funds.
Transamerica Capital, Inc., Distributor
1-800-89-ASK-US (1-800-892-7587)
www.transamericafunds.com
e-mail: PremierFunds@Transamerica.com
TPF 577-0209